                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   CMGI, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3)Filing Party:

  (4) Date Filed:

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                         ANDOVER, MASSACHUSETTS 01810

                                                              November 19, 1999

Dear CMGI Stockholder:

  You are cordially invited to attend the 1999 Annual Meeting of Stockholders (the "Meeting") of CMGI, Inc., which will be held at the Swissotel, One Avenue de Lafayette, Boston, Massachusetts 02111, on Friday, December 17, 1999, at 9:30 a.m. local time. I look forward to greeting as many of our stockholders as possible.

  Details of the business to be conducted at the Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

  Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed envelope so that your shares will be represented at the Meeting. Alternatively, you may also vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you so desire, you may withdraw your proxy and vote in person at the Meeting.

  We look forward to meeting those of you who will be able to attend the Meeting.

                                          Sincerely,

                                          /s/ David S. Wetherell
                                          David S. Wetherell
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                         ANDOVER, MASSACHUSETTS 01810

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD FRIDAY, DECEMBER 17, 1999

                               ----------------


To the Stockholders of CMGI, Inc.:

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of CMGI, Inc., a Delaware corporation (the "Company"), will be held at the Swissotel, One Avenue de Lafayette, Boston, Massachusetts 02111 on Friday, December 17, 1999, at 9:30 a.m. local time, for the following purposes:

    1. To elect two Class III Directors.

    2. To approve the 1999 Stock Option Plan for Non-Employee Directors.

    3. To amend the 1995 Stock Option Plan for Non-Employee Directors.

    4. To amend the 1986 Stock Option Plan.

    5. To ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

    6. To transact such other business, if any, as may properly come before the Meeting or any adjournments thereof.

  The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

  Only stockholders of record at the close of business on Friday, November 5, 1999 are entitled to notice of, and to vote at, the Meeting and any adjournments thereof. A copy of the Company's Annual Report to Stockholders for the year ended July 31, 1999, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement. All stockholders are cordially invited to attend the Meeting.

                                          By Order of the Board of Directors

                                          /s/ David S. Wetherell
                                          David S. Wetherell, Secretary

Andover, Massachusetts
November 19, 1999

  Whether or not you expect to attend the Meeting, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. No postage is required if mailed in the United States. You may also vote over the Internet or by telephone using the instructions on the enclosed proxy card. Any stockholder attending the Meeting may vote in person even if that stockholder has returned a proxy.

                            YOUR VOTE IS IMPORTANT.

       TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED

       PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

 NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING

                 THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                  CMGI, INC.
                             100 BRICKSTONE SQUARE
                         ANDOVER, MASSACHUSETTS 01810

                               ----------------

                                PROXY STATEMENT
                    For the Annual Meeting of Stockholders
                        To Be Held on December 17, 1999

                               ----------------

General

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CMGI, Inc., a Delaware corporation (the "Company"), for use at the Company's 1999 Annual Meeting of Stockholders (the "Meeting") to be held at the Swissotel, One Avenue de Lafayette, Boston, Massachusetts 02111 on Friday, December 17, 1999, at 9:30 a.m. local time, and at any meeting following adjournment thereof. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the year ended July 31, 1999 are being mailed to stockholders on or about November 19, 1999. The Company's principal executive offices are located at 100 Brickstone Square, Andover, Massachusetts 01810 and its telephone number is (978) 684-3600.

  All share numbers and share prices provided in this Proxy Statement have been adjusted to reflect all stock splits effected prior to the date hereof.

Solicitation

  The cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. In addition to original solicitation of proxies by mail, the Company's directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

Record Date, Voting Rights and Outstanding Shares

  The Board of Directors has fixed Friday, November 5, 1999 as the record date for determining holders of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), who are entitled to vote at the Meeting. As of November 5, 1999, the Company had 118,607,275 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the record holder to one vote on each matter to be voted upon at the Meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting will constitute a quorum at the Meeting. Votes withheld, abstentions and broker non-votes shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

  The affirmative vote of the holders of a plurality of the votes cast at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve the 1999 Stock Option Plan for Non-Employee Directors, the amendments to the 1995 Stock Option Plan for Non-Employee Directors and the amendment to the 1986 Stock Option Plan, and to ratify the appointment of the Company's independent auditors.

  Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter ("broker non-votes"), will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting for the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on the matter. In addition, abstentions and broker non-votes will have no effect on the voting on the remaining matters to be voted on at the Meeting, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

  Stockholders may vote by any one of the following means:

  .  By mail;

  .  By telephone (toll free);

  .  Over the Internet; or

  .  In person, at the Meeting.

  To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed envelope. No postage is necessary if the proxy card is mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions for voting your shares.

Revocability of Proxy and Voting of Shares

  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised. The proxy may be revoked by filing with the Secretary of the Company, at the principal executive offices of the Company, 100 Brickstone Square, Andover, Massachusetts 01810, an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by attending the Meeting and voting in person. If not revoked, the proxy will be voted at the Meeting in accordance with the stockholder's instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted:

  .  FOR the election of two Class III Director nominees named herein;

  .  FOR the approval of the 1999 Stock Option Plan for Non-Employee
     Directors;

  .  FOR the amendments to the 1995 Stock Option Plan for Non-Employee
     Directors;

  .  FOR the amendment to the 1986 Stock Option Plan;

  . FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year; and

  . In accordance with the judgment of the proxy holders as to any other matter that may be properly brought before the Meeting or any adjournments thereof.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information, as of September 30, 1999, with respect to the beneficial ownership of shares of Common Stock by
(i) each person known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) the directors of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on July 31, 1999 (the "Named Executive Officers") and (iv) all executive officers and directors of the Company, as a group.

                                                     Amount and Nature of
                                                    Beneficial Ownership(1)
                                                    ---------------------------
                                                     Number of     Percent of
Name and Address of Beneficial Owner                  Shares        Class (2)
------------------------------------                -------------- ------------
5% Stockholders
Compaq Computer Corporation(3).....................     20,804,020        17.6%
FMR Corp.(4).......................................      9,594,100         8.2%

Directors
David S. Wetherell(5)..............................     17,776,828        15.1%
William H. Berkman.................................            --          --
Craig D. Goldman(6)................................        195,200       *
Avram Miller(7)....................................            --          --
Robert J. Ranalli(8)...............................          5,200       *
William D. Strecker................................            --          --

Other Named Executive Officers
Andrew J. Hajducky III(9)..........................        146,249       *
Hans Hawrysz(10)...................................         27,800       *
Richard F. Torre(11)...............................         57,544       *
Paul L. Schaut(12).................................         14,296       *
All executive officers and directors, as a group
 (13 persons)(13)..................................     18,466,714        15.6%

--------
 *  Less than 1%.
 (1) The number of shares beneficially owned by each director, executive officer and stockholder is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after September 30, 1999 through the exercise of any stock option or other right ("Presently Exercisable Options"). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.
 (2) Number of shares deemed outstanding includes 116,505,138 shares of Common Stock as of September 30, 1999, plus any shares subject to Presently Exercisable Options held by the person in question.
 (3) Consists of shares held of record by Digital Equipment Corporation ("Digital"), a wholly owned subsidiary of Compaq Computer Corporation ("Compaq"), as of October 28, 1999. Compaq and Digital share investment and voting control regarding these shares. The address of Compaq is 20555 State Highway 249, Houston, TX 77070-2698.
 (4) Based on the information provided in Amendment No. 7 to the Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on May 10, 1999, FMR Corp. has sole dispositive power with respect to such shares and sole voting power with respect to 5,001,060 of such shares. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
 (5) Includes 1,345,888 shares which may be acquired by Mr. Wetherell pursuant to Presently Exercisable Options. Also includes (i) 8,466,336 shares held by a limited liability company of which Mr. Wetherell owns a membership interest and which is managed by a limited liability company of which Mr. Wetherell is a manager and (ii) 23,372 shares held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, for a total of 8,489,708 shares with respect to which Mr. Wetherell disclaims beneficial ownership. Mr. Wetherell's address is c/o CMGI, Inc., 100 Brickstone Square, Andover, MA 01810.
 (6) Includes 75,200 shares which may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. Mr. Goldman is also deemed the beneficial owner of (i) 10,000 shares of the common stock, $0.01 par value per share, of SalesLink Corporation ("SalesLink"), a subsidiary of the Company, (ii) 10,000 shares of the common stock, $0.01 par value per share, of NaviSite, Inc. ("NaviSite"), a subsidiary of the Company, and
     (iii) 41,666 shares of the common stock, $0.01 par value per share, of Engage Technologies, Inc. ("Engage"), a subsidiary of the Company, all of which shares may be acquired by Mr. Goldman pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of SalesLink, NaviSite and Engage, respectively.
 (7) Mr. Miller is deemed the beneficial owner of 5,208 shares of common stock, $0.01 par value per share, of AltaVista Company, a subsidiary of the Company, which shares may be acquired by Mr. Miller pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of AltaVista Company.
 (8) Consists of 5,200 shares which may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. Mr. Ranalli is also deemed the beneficial owner of (i) 5,000 shares of the common stock, $0.01 par value per share, of MyWay.com (formerly Planet Direct Corporation) ("MyWay.com"), a subsidiary of the Company, and (ii) 5,208 shares of common stock, $0.01 par value per share, of AltaVista Company, all of which shares may be acquired by Mr. Ranalli pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of MyWay.com and AltaVista Company, respectively.
 (9) Includes 125,497 shares which may be acquired by Mr. Hajducky pursuant to Presently Exercisable Options.
(10) Includes 11,800 shares which may be acquired by Mr. Hawrysz pursuant to Presently Exercisable Options. Mr. Hawrysz also owns 250,000 shares of the common stock, $0.01 par value per share, of MyWay.com. These shares represent approximately 3% of the voting power of the outstanding capital stock of MyWay.com.
(11) Includes 36,669 shares which may be acquired by Mr. Torre pursuant to Presently Exercisable Options and 250 shares held by Mr. Torre's minor children. Mr. Torre is also deemed the beneficial owner of 261,250 shares of the common stock, $0.01 par value per share, of SalesLink, which shares may be acquired by Mr. Torre pursuant to Presently Exercisable Options. These shares represent approximately 3% of the voting power of the outstanding capital stock of SalesLink.
(12) Includes 13,582 shares which may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. Mr. Schaut is also deemed the beneficial owner of 302,483 shares of the common stock, $0.01 par value per share, of Engage, including 49,999 shares of common stock of Engage which may be acquired by Mr. Schaut pursuant to Presently Exercisable Options. These shares represent less than 1% of the voting power of the outstanding capital stock of Engage.
(13) Includes 1,856,905 shares which may be acquired pursuant to Presently Exercisable Options.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The current Board is divided into three classes. A class of directors is elected each year for a three-year term. The current term of the Company's Class III Directors will expire at this Meeting. The nominees for Class III Director are David S. Wetherell and Robert J. Ranalli. Messrs. Wetherell and Ranalli currently serve as Class III Directors of the Company and are available for re-election as Class III Directors. The Class III Directors elected at this Meeting will serve for a term of three years which will expire at the Company's 2002 Annual Meeting of Stockholders and until their successors are elected and qualified. The persons named as proxies will vote for David S. Wetherell and Robert J. Ranalli for election to the Board as Class III Directors unless the proxy card is marked otherwise.

  Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the persons named as proxies may vote the proxy for a substitute nominee. The Board has no reason to believe that any of the nominees will be unable to serve if elected.

  The Board of Directors recommends that the stockholders vote FOR the Nominees listed below.

  Biographical and certain other information concerning the directors of the Company, including those who are nominees for re-election, is set forth below:

Class III Nominees for Election for a Three-Year Term Expiring at the 2002 Annual Meeting

  David S. Wetherell, age 45. David S. Wetherell has served as Chairman of the Board, President, Chief Executive Officer and Secretary of the Company since 1986. Mr. Wetherell also serves on the Boards of Directors of Engage and NaviSite.

  Robert J. Ranalli, age 62. Robert J. Ranalli has served as a director of the Company since June 1998. From March 1994 until his retirement in September 1994, Mr. Ranalli served as President of AT&T Multimedia Services, a division of AT&T Corp. Mr. Ranalli served as President of AT&T Consumer Communications Services, Inc. and Chairman of the Board of AT&T Universal Card Services Corp. and AT&T Transtech Corp. from 1990 to 1994.

Class II Directors Continuing in Office until the 2001 Annual Meeting

  William H. Berkman, age 34. William H. Berkman has served as a director of the Company since June 1998. Mr. Berkman has served as President of Microwave Systems, Inc., a subsidiary of The Associated Group, Inc., a diversified communications company, since 1993. Since June 1997, Mr. Berkman has also served as Secretary of The Associated Group, Inc. Mr. Berkman serves on the Board of Directors of Teligent, Inc.

  Avram Miller, age 54. Avram Miller has served as a director of the Company since April 1999. Mr. Miller is currently a strategy and business development consultant. From September 1984 to April 1999, he was employed by Intel Corporation in various capacities, including most recently as Vice President and Director of Corporate Business Development. Mr. Miller serves on the Board of Directors of King World Productions, Inc.

Class I Directors Continuing in Office until the 2000 Annual Meeting

  Craig D. Goldman, age 55. Mr. Goldman has served as a director of the Company since June 1997. Since March 1996, Mr. Goldman has served as President and Chief Executive Officer for Cyber Consulting Services Corp., a technology consulting firm. From March 1988 to March 1996, Mr. Goldman was employed by Chase Manhattan Bank in various capacities, including as Senior Vice President and Chief Information Officer from October 1991 to February 1996. Mr. Goldman serves on the Boards of Directors of Engage, NaviSite, PRT Group, Inc. and MangoSoft, Inc.

  William D. Strecker, age 55. Mr. Strecker has served as a director of the Company since September 1999. Since June 1998, Mr. Strecker has served as Senior Vice President, Technology and Corporate Development, and Chief Technology Officer of Compaq. From October 1994 to June 1998, Mr. Strecker served as Senior Vice President and Chief Technology Officer of Digital. Mr. Strecker serves on the Board as the designee of Compaq. See "Additional Information--Certain Relationships and Related Transactions."

Board and Committee Meetings

  During the fiscal year ended July 31, 1999 ("fiscal 1999"), the Board of Directors held 14 meetings (including by telephone conference). During fiscal 1999, all directors attended at least 75% of the meetings of the Board and of the committees on which they served.

  The Board of Directors has an Audit Committee, which recommends to the Board each fiscal year the independent auditors who will audit the books of the Company for that year. The independent auditors meet with the Audit Committee (both with and without the presence of the Company's management) to review and discuss various matters pertaining to the audit, including the Company's financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee consists of Messrs. Goldman and Ranalli (Chairman), neither of whom is an employee or consultant of the Company. The Audit Committee met once during the last fiscal year.

  The Board of Directors has a Compensation Committee, which administers the Company's 1986 Stock Option Plan and 1995 Employee Stock Purchase Plan, as well as the Company's cash incentive plans and performance-based stock options. The Compensation Committee approves salaries, bonuses and other compensation arrangements and policies for the Company's officers, including the chief executive officers of the Company's subsidiaries. The Compensation Committee consists of Messrs. Berkman, Goldman (Chairman) and Miller, none of whom is an employee or consultant of the Company. The Compensation Committee met five times during the last fiscal year.

  In October 1999, the Board of Directors formed a Governance Committee, which makes recommendations to the Board of Directors concerning all facets of the director-nominee selection process. Stockholders wishing to propose director candidates for consideration by the Governance Committee may do so by writing to the Secretary of the Company and providing information specified in the Company's By-Laws, including the candidate's name, biographical data and qualifications. The Company's By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See "Proposals of Stockholders for 2000 Annual Meeting." The Governance Committee consists of Messrs. Miller (Chairman), Ranalli and Strecker.

                                  PROPOSAL 2

         APPROVAL OF 1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  On October 20, 1999, the Board of Directors adopted, subject to stockholder approval, the 1999 Stock Option Plan for Non-Employee Directors (the "1999 Directors Plan"), pursuant to which 1,000,000 shares of Common Stock are reserved for issuance (subject to adjustment in the event of stock splits and other similar events). The 1999 Directors Plan is intended to replace the Company's 1995 Stock Option Plan for Non-Employee Directors (the "1995 Directors Plan"). The Board of Directors has adopted the 1999 Directors Plan because it believes that the number of shares currently available for grant under the 1995 Directors Plan will not be sufficient to satisfy the Company's future needs. Upon the approval by the stockholders of the 1999 Directors Plan, no further option grants shall be made under the 1995 Directors Plan. However, all then-outstanding options under the 1995 Directors Plan shall remain in effect.

Summary of the 1999 Directors Plan

  The purpose of the 1999 Directors Plan is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

  All directors of the Company are eligible to receive non-statutory stock options to purchase shares of Common Stock under the 1999 Directors Plan, except for any director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee or designee of an institutional or corporate investor in the Company (an "Affiliated Director"). As of November 10, 1999, the Company had four non-employee directors who were eligible to participate in the 1999 Directors Plan.

  The Board shall supervise and administer the plan. The Board may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the plan to a committee appointed by the Board.

  Each eligible director who is elected to the Board for the first time after this plan is adopted will be granted an option to acquire 48,000 shares of Common Stock (the "Initial Option"). Each Affiliated Director who ceases to be an Affiliated Director and is not otherwise an employee of the Company or any of its subsidiaries or affiliates will be granted, on the date such director ceases to be an Affiliated Director but remains as a member of the Board of Directors, an Initial Option to acquire 48,000 shares of Common Stock under the plan. Each Initial Option will vest and become exercisable as to 1/48th of the number of shares of Common Stock originally subject to the option on each monthly anniversary of the date of grant, provided that the optionee serves as a director on such monthly anniversary date.

  On each anniversary of the grant of the Initial Option, each eligible director will automatically be granted an option to purchase 12,000 shares of Common Stock (an "Annual Option"), provided that such eligible director serves as a director on the applicable anniversary date. In addition, each eligible director who received an option under the 1995 Directors Plan will receive an Annual Option on the second anniversary of the date on which such option was granted, and on each subsequent anniversary date thereof, provided that the optionee serves as a director on the applicable anniversary date. Each Annual Option will vest and become exercisable on a monthly basis as to 1/12th of the number of shares originally subject to the option commencing on the 37th month after the grant date, provided that the optionee then serves as a director on such monthly anniversary date.

  The Board may, in its discretion, increase the aggregate number of shares of Common Stock that may be subject to an Initial Option and any Annual Options to up to 100,000 shares, provided that the maximum aggregate number of shares that may vest for any optionee in any 48-month period shall not exceed 100,000 shares.

  The option exercise price per share for each option granted under the plan shall equal the closing price of the Common Stock on the Nasdaq National Market on the date of grant. An option may be exercised by the payment of the exercise price (i) in cash or by check, (ii) through the exchange of shares of Common Stock already owned by the optionee having a fair market value equal to the exercise price, (iii) through a broker-assisted "cashless" exercise transaction or (iv) by any other payment means approved by the Board.

  Except as otherwise provided in the applicable option agreement, each option granted under the plan shall terminate, and may no longer be exercised, on the date ten years after the date of grant of such option.

  Except as otherwise provided in the applicable option agreement, all options granted under the plan shall not be transferable, other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Family Member, as defined in the plan, or (iv) to a trust or other entity in which a Family Member or optionee has a greater than 50% interest.

  If the Company undertakes any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, appropriate and proportionate adjustments shall be made to (i) the securities reserved for issuance under the plan, (ii) the number and kind of securities subject to future grants under the plan and
(iii) the number, kind and exercise price of the securities underlying options outstanding at the time of such occurrence.

  All outstanding options granted under the plan shall immediately become exercisable in full upon a Change in Control, as defined in the plan.

  The Board of Directors reserves the right to suspend or terminate the plan or amend it in any respect whatsoever. In addition, the Board may, in its discretion, accelerate the vesting of any option or options granted under the plan.

  If the Financial Accounting Standards Board implements changes to the manner in which companies are required to account for grants of options to directors and the Board determines that grants of fully vested options to directors would have desirable accounting benefits to the Company, the plan shall be amended to provide that (i) the Initial Option shall cover 25,666 shares of Common Stock, (ii) Annual Options shall cover 6,666 shares of Common Stock,
(iii) all such options shall be fully vested upon grant and (iv) all such options shall have a five-year term and shall remain exercisable during the entire five-year term of the options.

  On November 10, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $103.

  Subject to stockholder approval of the 1999 Directors Plan, on October 20, 1999, Mr. Goldman was granted an Annual Option under the plan to purchase 12,000 shares of Common Stock at an exercise price of $102.50 per share. Such option shall vest and become exercisable on a monthly basis as to 1/12th of the number of shares covered thereby commencing in July 2002.

Federal Income Tax Consequences

  All options granted under the plan will be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the 1999 Directors Plan and with respect to the sale of Common Stock acquired under the 1999 Directors Plan.

  Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the 1999 Directors Plan. Nevertheless, a participant generally will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

  A participant will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

  Tax Consequences to the Company. The grant of an option under the 1999 Directors Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1999 Directors Plan.

  The Board of Directors recommends that the stockholders vote FOR the adoption of the 1999 Directors Plan.

                                  PROPOSAL 3

        AMENDMENTS TO 1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

  On October 20, 1999, the Board of Directors adopted resolutions, subject to stockholder approval, to approve amendments to the 1995 Directors Plan (the "Amendments") to effect the following changes to all options outstanding thereunder:

  . Monthly Vesting Schedule. The Amendments provide that all options previously granted under the plan will become exercisable in 60 equal monthly installments (in contrast to the current vesting schedule which consists of five annual 20% installments), commencing on the first monthly anniversary of the date on which the option was granted under the plan.

  . Automatic Acceleration of Vesting upon a Change of Control. The Amendments provide that all outstanding options under the plan shall automatically become immediately exercisable in full upon a Change of Control (as defined).

  . Broker-Assisted Cashless Exercise. The Amendments provide that optionees may exercise options through cashless brokerage transactions, in addition to the methods already permitted by the plan.

  . Transferability of Options. The Amendments provide that all outstanding option grants shall not be transferable, other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order, (iii) to a Family Member (as defined) or (iv) to a trust or other entity in which a Family Member or optionee has a greater than 50% interest.

  Upon approval of the 1999 Directors Plan by the stockholders, no further option grants shall be made under the 1995 Directors Plan. However, all then-outstanding options under the 1995 Directors Plan shall remain in effect, as amended by the Amendments.

Summary of the 1995 Directors Plan

  The Board of Directors and the stockholders originally adopted the 1995 Directors Plan on May 31, 1995 and December 6, 1995, respectively, pursuant to which 2,256,000 shares of Common Stock were reserved for issuance (subject to adjustment in the event of stock splits and other similar events). As of September 30, 1999, options to purchase an aggregate of 1,329,800 shares of Common Stock were outstanding under the 1995 Directors Plan and 300,800 shares were available for issuance thereunder. Under the 1995 Directors Plan, each non-employee director who had completed five years of continuous service prior to the adoption of the plan, or who is first elected as a director after the adoption of the plan, and is not an affiliate of institutional investor in the Company shall be granted an option to purchase 376,000 shares of Common Stock, vesting over a five-year period. The term of each option is ten years from the date of grant or, if earlier, six months after the date on which the optionee ceases to serve as a director of the Company (or 12 months if such cessation is due to death of such director). Options granted under the plan have exercise prices equal to the fair market value of the Company's Common Stock at the time the options were granted (subject to adjustment in the event of stock splits and other similar events).

  The Board shall administer the plan. The Board may at any time terminate, modify or amend the plan, provided that stockholder approval shall be required, among other things, to increase materially the benefits accruing to participants or to modify the provisions regarding eligibility.

  The federal income tax consequences arising under the 1995 Directors Plan are substantially similar to those described in "Proposal 2: Approval of 1999 Stock Option Plan For Non-Employee Directors."

  As of November 10, 1999, the Company had four non-employee directors who were eligible to participate in the 1995 Directors Plan. From the initial adoption of the 1995 Directors Plan through November 10, 1999, options to purchase 376,000 shares of Common Stock had been granted under the plan to each of Messrs. Berkman, Goldman, Miller and Ranalli at exercise prices ranging from $1.70 to $127.56. On November 10, 1999, the last reported sale price of the Common Stock on the Nasdaq National Market was $103.

  The Board of Directors recommends that the stockholders vote FOR the amendments to the 1995 Directors Plan.

                                  PROPOSAL 4

                      AMENDMENT TO 1986 STOCK OPTION PLAN

  On August 9, 1999, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment to the Company's 1986 Stock Option Plan to permit the Company to issue, in connection with any acquisition, substitute options or awards under the 1986 Stock Option Plan on terms and conditions that the Board deems appropriate, effective as of August 1, 1999. In previous acquisitions where the Company has agreed to assume the outstanding employee stock options of the company it has acquired, it has generally done so by assuming the stock option plan of the acquired company under which such options were originally issued. This amendment gives the Company the administrative flexibility, without assuming the option plan of the acquired company, to issue substitute options and awards under the 1986 Stock Option Plan to the optionees of the acquired company on terms that preserve for the optionee the benefit of the difference between the option exercise price and the fair market value of the acquired company's common stock at the time of substitution. The proposed amendment would add the following clause to Article 6 of the 1986 Stock Option Plan:

  "In connection with any acquisition by the Company, or any subsidiary thereof, of any other entity or the property or stock of any entity, the Board may grant options under the Plan in substitution for stock and stock-based awards issued by such entity. Notwithstanding anything to the contrary in this Plan, such substituted awards shall be granted on such terms and conditions as the Board considers appropriate under the circumstances in order to preserve the value of the substituted stock and stock-based awards."

  Since August 1, 1999, in connection with certain acquisitions, the Company has granted options to purchase an aggregate of 194,379 shares of the Company's Common Stock under the plan in substitution for options of acquired companies. Such options were granted with exercise prices below the fair market value of the Company's Common Stock on the date of grant in order to preserve the economic value on the date of substitution of the options granted by the acquired company.

Summary of the 1986 Stock Option Plan

  The 1986 Stock Option Plan was originally adopted in May 1986 and covers 28,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events), less the number of shares of

Common Stock as may from time to time be issued pursuant to the Company's 1995 Employee Stock Purchase Plan. In the event any option granted under the plan shall expire, terminate or be cancelled without exercise, the unexercised shares shall again be available for grant under the plan. The purpose of the plan is to provide incentives to individuals the Company believes may play a significant role in the future success of the Company by providing such individuals with opportunities to purchase stock of the Company. Options may be granted under the plan to any individual that the Board deems appropriate, provided that non-employee directors are not eligible to participate in the plan. The plan provides for the grant of stock options intended to qualify as an incentive stock option ("ISO") within the meaning of Section 422 of the Internal Revenue Code (the "Code") and options that are not intended to qualify as ISOs, referred to as nonqualified stock options ("NSOs").

  The 1986 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. Under the plan, the Compensation Committee has discretion to determine the recipients of option grants and establish the terms and conditions of each grant, including the exercise price, the form of payment of the exercise price, the number of shares subject to options, the time at which such options become exercisable and the duration of exercisability. However, the exercise price of any option granted under the plan may not be less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of an ISO granted to a 10% or greater stockholder of the Company) and in no event can any ISO be exercisable after the expiration of ten years after the date of grant (or five years in the case of an ISO granted to a 10% or greater stockholder of the Company). Options granted under the plan generally terminate one month after the cessation of an optionee's employment with the Company. Under the plan, the maximum number of shares subject to options that may be granted to any participant in any calendar year shall not exceed 1,600,000 shares. If the Company undertakes any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split or other similar transaction, appropriate and proportionate adjustments shall be made to the securities reserved for issuance under the plan, including adjustments in the number, kind and exercise price of the securities underlying options outstanding at the time of such occurrence.

  Except to the extent otherwise set forth in an option agreement, no option granted under the plan shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution. An option shall be exercised by giving written notice to the Company, accompanied by full payment of the purchase price therefor (i) in cash or by check, (ii) with the approval of the Compensation Committee, in shares of Common Stock owned by the optionee having a fair market value equal to such purchase price, or (iii) in a combination of the foregoing.

  The Board may terminate or amend the plan in any respect at any time, provided that stockholder approval shall be required, among other things, to increase the number of shares thereunder, to modify the provisions regarding eligibility, to modify the provisions regarding exercise price or to materially increase the benefits occurring to participants thereunder.

  As of November 10, 1999, the Company had approximately 2,450 employees, all of whom were eligible to participate in the 1986 Stock Option Plan. The number of individuals receiving awards varies from year to year depending on various factors, such as the number of promotions and the Company's hiring needs during the year, and thus the Company cannot now determine award recipients. From the initial adoption of the 1986 Stock Option Plan through September 30, 1999: options to purchase an aggregate of 7,494,000 shares thereunder had been granted to David S. Wetherell, the Chairman of the Board, President, Chief Executive Officer and Secretary of the Company; options to purchase an aggregate of 125,000 shares thereunder had been granted to Hans Hawrysz, the Executive Vice President, Strategic Planning of the Company; options to purchase an aggregate of 98,000 shares thereunder had been granted to Paul L. Schaut, the President and Chief Executive Officer of Engage; options to purchase an aggregate of 396,000 shares thereunder had been granted to Richard
F. Torre, the President and Chief Executive Officer of SalesLink; options to purchase an aggregate of 1,036,000 shares thereunder had been granted to Andrew J. Hajducky III, the Executive Vice President, Chief Financial Officer and Treasurer of the Company; options to purchase an aggregate of 10,326,237 shares thereunder had been granted to all current executive officers of the Company as a group; no options to purchase shares thereunder had been granted to any directors or nominees for director who are not executive officers of the Company; no options to purchase shares thereunder had been granted to any associate of any director, executive officer or nominee for director of the Company; and options to purchase an aggregate of 17,865,844 shares thereunder had been granted to all employees of the Company who are not current executive officers, as a group.

  On November 10, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $103.

Federal Income Tax Consequences

  The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the plan and with respect to the sale of Common Stock acquired under the plan.

  Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

  Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

  If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

  If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

  With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Tax Consequences to the Company. The grant of an option under the plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the plan, including as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

  The Board of Directors recommends that the stockholders vote FOR the amendment to the 1986 Stock Option Plan.

                                  PROPOSAL 5

                  RATIFICATION OF THE APPOINTMENT OF AUDITORS

  The Board of Directors of the Company has appointed KPMG LLP, independent auditors, to audit the Company's consolidated financial statements for the fiscal year ending July 31, 2000, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of KPMG LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors. A representative of KPMG LLP, which served as the Company's auditors in fiscal 1999, is expected to be present at the Meeting to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

  The Board of Directors recommends that the stockholders vote FOR the ratification of KPMG LLP to serve as the Company's independent auditors for the current fiscal year.

                            ADDITIONAL INFORMATION

Management

  Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the current executive officers of the Company.

 Name                     Age Position
 ----                     --- --------
 David S. Wetherell......  45 Chairman of the Board of Directors, President,
                              Chief Executive Officer and Secretary
                              Executive Vice President, Chief Financial Officer
 Andrew J. Hajducky III..  45 and Treasurer
 David S. Andonian.......  42 President, Corporate Development
 Hans Hawrysz............  51 Executive Vice President, Strategy and Planning
 Joel B. Rosen...........  42 Chief Executive Officer, NaviSite
 Paul L. Schaut..........  40 President and Chief Executive Officer, Engage
 Rodney W. Schrock.......  40 President and Chief Executive Officer, AltaVista
 Richard F. Torre........  49 President and Chief Executive Officer, SalesLink

  David S. Wetherell has served as Chairman of the Board, President, Chief Executive Officer and Secretary of the Company since 1986. Mr. Wetherell also serves on the Boards of Directors of Engage and NaviSite.

  Andrew J. Hajducky III has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1995. From 1990 until joining the Company, he was a partner with the public accounting firm of Ernst & Young LLP. Mr. Hajducky also serves on the Boards of Directors of Engage and NaviSite.

  David S. Andonian has served as President, Corporate Development of the Company since August 1999. From December 1997 until July 1999, Mr. Andonian served as President, Internet Group of the Company. Mr. Andonian served as Vice President of Worldwide Marketing of PictureTel Corporation from January 1996 until November 1997. Prior to that, Mr. Andonian held the position of Vice President of Worldwide Marketing and Brand Management at IBM.

  Hans Hawrysz has served as Executive Vice President, Strategy and Planning, of the Company since January 1999. From January 1997 until January 1999, Mr. Hawrysz served as the President and Chief Executive Officer of MyWay.com. From April 1992 to January 1997, Mr. Hawrysz was Executive Vice President of AT&T Universal Card Services.

  Joel B. Rosen has served as the Chief Executive Officer of NaviSite since April 1999. From January 1996 to August 1998, Mr. Rosen served as Executive Vice President of Aspen Technology, Inc., an enterprise software and services provider. From August 1988 to January 1996, Mr. Rosen held several management positions within Aspen Technology, including Director of Marketing, Vice President of Marketing and Senior Vice President of Marketing and New Businesses.

  Paul L. Schaut has served as President and Chief Executive Officer of Engage since December 1997. From January 1997 to November 1997, Mr. Schaut was Vice President of Strategic Partnering for Open Market, Inc., a provider of e-commerce software. From March 1995 to December 1996, Mr. Schaut served as Vice President of Sales and Marketing for ONTOS, Inc., a software company. From April 1988 to March 1995, Mr. Schaut served as Managing Director of InterSystems Corporation, a software database company. Mr. Schaut also serves as a director of Engage.

  Rodney W. Schrock has served as the President and Chief Executive Officer of AltaVista Company since January 1999. From 1987 until 1998, Mr. Schrock was employed by Compaq in various capacities and most recently as Senior Vice President and Group General Manager of Consumer Products.

  Richard F. Torre has served as President of SalesLink since June 1990. In 1996, Mr. Torre was named Chief Executive Officer of SalesLink. From 1990 until 1996, Mr. Torre also served as Chief Operating Officer of SalesLink.

  There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company.

Director Compensation

  Currently, eligible non-employee directors of the Company are granted options upon becoming a director under the 1995 Directors Plan. For a description of the 1995 Directors Plan, see "Proposal 3: Amendments to 1995 Stock Option Plan for Non-Employee Directors--Summary of 1995 Directors Plan." In April 1999, Mr. Miller received an option under the 1995 Directors Plan to purchase 376,000 shares of Common Stock at an exercise price of $127.56 per share. Subject to stockholder approval of the 1999 Directors Plan, eligible non-employee directors of the Company shall be granted options upon becoming a director and on an annual basis under the 1999 Directors Plan. For a description of the 1999 Directors Plan, see "Proposal 2: Approval of 1999 Directors Plan." In addition to the foregoing, all of the directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees of the Board.

Executive Compensation

  The following table provides certain summary information with respect to the compensation earned by each of the Named Executive Officers for the fiscal years ended July 31, 1997, 1998 and 1999:

                          SUMMARY COMPENSATION TABLE

                                                                                  Long-
                                                                            Term Compensation
                                                                          ---------------------
                                           Annual Compensation                   Awards
                                  -------------------------------------   ---------------------
                                                                          Securities Securities
                                                           Other Annual   Underlying Underlying
                                                           Compensation      CMGI    Subsidiary        All Other
Name and Principal Position  Year Salary($)(1) Bonus($)(1)    ($)(2)       Options    Options      Compensation($)(3)
---------------------------  ---- ------------ ----------- ------------   ---------- ----------    ------------------
David S. Wetherell(4)...     1999   $238,542    $189,100     $131,161(5)       --         --             $3,333
Chairman, President and
 Chief                       1998    180,250      75,000          --           --         --              3,647
Executive Officer            1997    180,250      75,000          --           --         --              3,316

Andrew J. Hajducky
 III(6).................     1999    282,833      98,000          --       120,000        --              4,485
Executive Vice Presi-
 dent, Chief                 1998    154,976      50,000          --       240,000        --              3,121
Financial Officer and
 Treasurer                   1997    143,333      48,333          --        96,000        --              2,212

Paul L. Schaut(7).......     1999    168,364      60,000          --        18,000    400,000(8)          1,383
President and Chief Ex-
 ecutive Officer             1998    109,375      37,500          --        80,000    600,000(8)            --
of Engage Technologies,
 Inc.
Hans Hawrysz(9).........     1999    171,720      31,250          --        20,000        --              2,809
Executive Vice Presi-
 dent, Strategy              1998    167,569      43,750       53,781(10)   80,000    500,000(11)           --
and Planning                 1997     87,500      25,000          --           --         --                --

Richard F. Torre........     1999    171,895      25,000          --           --         --              3,333
President and Chief Ex-
 ecutive Officer             1998    156,600      37,500          --        80,000     35,000(12)         3,131
of SalesLink Corporation     1997    145,790      42,500          --        80,000    300,000(12)         3,014

-------
 (1) Salary and bonus are reported in the year earned even if not actually paid until the following year. Any compensation that was deferred at the Named Executive Officer's election is included in the salary or bonus column for the year in which it was earned.
 (2) Includes perquisites and personal benefits where such perquisites and benefits exceed the lesser of $50,000 or 10% of the officer's total annual salary and bonus for the year. Any related disclosure in the footnotes addresses only those perquisites and benefits received that exceed 25% of the total perquisites and benefits reported for the officer for the year.
 (3) Amounts set forth in this column represent Company cash contributions under the Company's 401(k) Plan.
 (4) Mr. Wetherell has certain direct compensatory interests in the CMG@Ventures I and CMG@Ventures II venture capital funds and certain indirect compensatory interests in the @Ventures III venture capital funds. For a discussion of such interests, see "Certain Relationships and Related Transactions."
 (5) Of this amount, $113,465 represents certain professional service fees paid by the Company on behalf of Mr. Wetherell.
 (6) Mr. Hajducky has certain direct compensatory interests in the CMG@Ventures I and CMG@Ventures II venture capital funds and certain indirect compensatory interests in the @Ventures III venture capital funds. For a discussion of such interests, see "Certain Relationships and Related Transactions."
 (7) Mr. Schaut commenced employment with Engage in November 1997.
 (8) Amounts reflect options to purchase Common Stock of Engage awarded to Mr. Schaut during the fiscal year indicated.
 (9) Mr. Hawrysz commenced employment with MyWay.com in January 1997.
(10) Represents costs associated with the reimbursement of Mr. Hawrysz's relocation expenses.
(11) Amounts reflect options to purchase Common Stock of MyWay.com awarded to Mr. Hawrysz during the fiscal year indicated.
(12) Amounts reflect options to purchase Common Stock of SalesLink awarded to Mr. Torre during the fiscal year indicated.

Option Grants In Fiscal Year 1999

  The following table sets forth information concerning grants of options to purchase shares of Common Stock of the Company and shares of common stock of subsidiaries of the Company made to each Named Executive Officer during the fiscal year ended July 31, 1999. Messrs. Wetherell and Torre were not granted any options to purchase Common Stock or subsidiary common stock during fiscal 1999. No stock appreciation rights were granted during fiscal 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                               Value At
                                                                                            Assumed Annual
                                                                                            Rates of Stock
                                                                                          Price Appreciation
                                                                                              for Option
                                               Individual Grants                              Term ($)(3)
                                   ------------------------------------------            ---------------------
                                    Number Of  Percentage Of
                                   Securities  Total Options
                          Company  Underlying    Granted To
                          Granting   Options    Employees In  Exercise Price  Expiration
Name                       Option  Granted (1) Fiscal 1999(%) Per Share($)(2)    Date        5%        10%
----                      -------- ----------- -------------- --------------- ---------- ---------- ----------
Andrew J. Hajducky III..   CMGI      120,000        3.6%          $10.00       9/14/03   $  331,538 $  732,612
Paul L. Schaut..........   CMGI       18,000        0.5            10.00       9/14/03       49,731    109,892
                           Engage    400,000        6.4            11.00       6/11/04    1,215,639  2,686,244
Hans Hawrysz............   CMGI       20,000        0.6            54.50        2/7/04      301,146    665,456

--------
(1) Options vest as to 25% of the shares on the first anniversary of the date of grant and thereafter in equal monthly installments over the next 36 months.
(2) The exercise price per share of each option was determined to be equal to the fair market value per share of the underlying stock on the date of grant.
(3) Amounts reported in these columns represent hypothetical amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on the underlying common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. Actual gains, if any, on stock option exercises and Common Stock and subsidiary common stock holdings are dependent on the timing of such exercise and the future performance of the underlying common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

1999 Aggregated Option Exercises and Fiscal Year-End Option Values

  The following table sets forth information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended July 31, 1999 and stock options held as of July 31, 1999 by each Named Executed Officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 Number Of Securities     Value Of Unexercised
                                                                Underlying Unexercised           In-The-
                                                                      Options At              Money Options
                           Company    Shares                        July 31, 1999           At July 31, 1999
                          Granting  Acquired On      Value          Exercisable /             Exercisable /
Name                       Option    Exercise   Realized ($)(1)     Unexercisable         Unexercisable ($)(2)
----                      --------- ----------- --------------- ---------------------- ---------------------------
David S. Wetherell......  CMGI         94,112     $2,474,440    2,305,888 / 1,200,000  $211,657,415 / $110,226,600
Andrew J. Hajducky III..  CMGI        244,000     15,777,958         42,997 / 317,003        3,897,799 /27,611,459
Paul L. Schaut..........  CMGI         33,333      2,006,276           1,666 / 63,001          149,733 / 5,523,871
                          Engage      250,000      2,703,750              0 / 750,000               0 / 21,457,500
Hans Hawrysz............  CMGI         26,666      1,108,707           8,333 / 65,001          748,933 / 4,798,247
                          MyWay.com   250,000        247,500                    0 / 0                        0 / 0
Richard F. Torre........  CMGI         71,260      5,128,899          22,335 / 72,669        2,012,011 / 6,541,659
                          SalesLink       --             --         233,333 / 101,667            536,229 / 206,221

--------
(1) With respect to the CMGI options, the value realized is based on the difference between the option exercise price of such options and the closing price of the Common Stock on the Nasdaq National Market on the date of exercise. With respect to the MyWay.com options, the value realized is based on the difference between the option exercise price of such options and the fair market value per share of MyWay.com common stock on the date of exercise as determined by an independent third-party valuation consultant. With respect to the Engage options, the value realized is based on the difference between the option exercise price of such options and the fair market value per share of Engage common stock on the date of exercise as estimated by management.
(2) With respect to the CMGI and Engage options, the value of the unexercised in-the-money options is based on the difference between the closing price of the underlying common stock on the Nasdaq National Market on July 30, 1999, which closing price was $92.188 for CMGI and $34.563 for Engage, and the applicable option exercise prices. With respect to the SalesLink options, the value of the unexercised in-the-money options is based on the difference between $3.62, which was the approximate fair market value per share of the SalesLink common stock on July 31, 1999, as preliminarily estimated by management, and the applicable option exercise prices.

Compensation Committee Report

  The Compensation Committee of the Board of Directors (the "Committee") is composed of three directors who are not employees of the Company. The Committee regularly reviews and approves generally all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company's executive officers, as well as all stock option grants, performance-based stock options and cash incentive awards to all key employees. All compensation actions taken by the Committee are reported to and approved by the full Board of Directors. The Committee also reviews and makes recommendations to the Board on policies and programs for the development of management personnel and management structure and organization. The Committee reviews and administers the Company's 1986 Stock Option Plan and the Company's 1995 Employee Stock Purchase Plan. The Committee reviews Executive Compensation Reports prepared by independent organizations in order to evaluate the appropriateness of its Executive Compensation Program.

  The Committee uses its base salary and incentive bonus program for the Company's executive officers in order to enhance short-term profitability and stockholder value and uses stock options, performance-based stock options and long-term cash incentive awards to enhance long-term growth in profitability, return on equity and stockholder value. In order to meet these objectives, the Committee first sets base salaries for the Company's executive officers for each fiscal year based on a review of average base salaries among competitive peer groups and then sets target incentive bonus awards comprising varying percentages of total target compensation depending on the position being reviewed.

  The Committee reviews the Company's annual performance plan for the ensuing fiscal year and sets specific incentive target bonus awards which are directly linked to the short-term financial performance of the Company as a whole. The executive officers of the Company then have an opportunity to earn a 25% payout of their individual target bonuses in each fiscal quarter provided that the Company meets or exceeds its performance plan for that quarter. These quarterly bonuses are prorated to the extent that the Company achieves a portion of its performance plan. If the full amount of the quarterly bonuses is not earned in a fiscal quarter, the executive officers have an opportunity to improve performance and thereby to earn retroactively the full amount of the target quarterly bonuses to the extent not earned in prior quarters. The annual performance plan is based on operating income before extraordinary gains and losses and before taxes. The Committee has complete discretionary authority to award full bonuses or special bonuses for special achievements.

  In addition to salaries and incentive bonuses, the Committee also grants stock options to executive officers and other key employees of the Company and its subsidiaries in order to focus the efforts of these employees on the long-term enhancement of profitability and stockholder value. Options may be granted with respect to the common stock of the Company or of a subsidiary.

  With respect to the Chief Executive Officer of the Company, the Compensation Committee has utilized a base salary and incentive bonus, with the bonus being based on individual performance with respect to each fiscal year. The Company has entered into an Employment Agreement with Mr. Wetherell and in connection therewith has issued to him a non-qualified performance stock option for the purchase of up to 2,400,000 shares of Common Stock of the Company. See "Employment Agreements and Severance and Change of Control Arrangements." The Compensation Committee has also issued Mr. Wetherell other stock options which vest over a period of four years.

  For a discussion of the Company's @Ventures Internet investment and development entities, and the interests of Messrs. Wetherell and Hajducky therein, see "Certain Relationships and Related Transactions."

  Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no Named Executive Officer received compensation exceeding this limit in fiscal 1999, the Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). While the Compensation Committee does not currently intend to qualify its annual cash incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

  The Committee believes that the foregoing combination of base salaries, incentive bonuses, stock options, performance-based stock options and long-term cash incentives have helped develop a Senior Management Group dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.

                                          COMPENSATION COMMITTEE
                                          Craig D. Goldman, Chairman
                                          William H. Berkman
                                          Avram Miller

Certain Relationships and Related Transactions

  The Company has several Internet investment and development entities, each as further described below. The Company's interests in these entities are reflected principally through its ownership of CMG@Ventures Capital Corp. and CMG@Ventures, Inc., wholly owned subsidiaries of the Company. CMG@Ventures Capital Corp. and CMG@Ventures, Inc. are entitled to (i) an interest ranging from approximately 77.5% to 80% of the net capital gains realized by CMG@Ventures I, LLC (which percentage varies depending on the date on which the investment generating the particular net capital gain was made) and (ii) approximately 80% of the net capital gains realized by CMG@Ventures II, LLC. CMG@Ventures Capital Corp. is entitled (x) through its ownership of an interest in @Ventures Partners III, LLC, the general partner of @Ventures III, L.P. and @Ventures Foreign Fund III, L.P., to approximately 2% of the net capital gains realized by @Ventures III, L.P. and @Ventures Foreign Fund III, L.P., and (y) to approximately 80% of the net capital gains realized by CMG @Ventures III, LLC.

  In April 1995, the Company formed the first of its Internet investment and development entities, CMG@Ventures, L.P., a Delaware limited partnership. In February 1998, CMG@Ventures, L.P. was reorganized as a limited liability company under the name CMG@Ventures I, LLC ("CMG@Ventures I"). In October 1996, the Company formed a second Internet investment and development entity, CMG@Ventures II, LLC ("CMG@Ventures II"), a Delaware limited liability company. The purpose of both CMG@Ventures I and CMG@Ventures II is to invest in securities of companies seeking to further the commercialization of the Internet and other interactive media.

  Mr. Wetherell is a profit member (as defined in the limited liability company agreement) of CMG@Ventures I, and in that capacity owns an approximately 8.5% carried interest in the net realized gains (as defined in the limited liability company agreement) of CMG@Ventures I. Mr. Wetherell's interest in CMG@Ventures I vests over 40 calendar quarters, with 3.75% of his interest vesting in each of the first 20 quarters and 1.25% of his interest vesting in each of the remaining 20 quarters. Mr. Wetherell is a managing member of CMG@Ventures II and in that capacity owns a 7.75% carried interest in the net realized gains (as defined in the operating agreement) of CMG@Ventures II. Mr. Wetherell's interest in CMG@Ventures II vests over 20 calendar quarters, with 5% of the total interest becoming vested in each quarter.

  Mr. Hajducky is a profit member of CMG@Ventures I, and in that capacity owns an approximately 0.5% carried interest in the net realized gains of CMG@Ventures I. Mr. Hajducky's interest in CMG@Ventures I vests over 40 calendar quarters, with 3.75% of his interest vesting in each of the first 20 quarters and 1.25% of his interest vesting in each of the remaining 20 quarters. Mr. Hajducky is a managing member of CMG@Ventures II and in that capacity owns a 0.5% carried interest in the net realized gains of CMG@Ventures II. Mr. Hajducky's interest in CMG@Ventures II vests over 20 calendar quarters, with 5% of the total interest becoming vested in each quarter.

  In August 1998, CMG@Ventures II converted its equity interest in Sage Enterprises, Inc. into 225,558 shares of Amazon.com, Inc. ("Amazon.com") common stock pursuant to a merger wherein Amazon.com acquired Sage Enterprises, Inc. (the "Sage Enterprises Merger"). In October 1998, CMG@Ventures II allocated 200,778 shares of common stock of Amazon.com received in the Sage Enterprises Merger to the accounts of its managing members. Of these shares, 77,802 shares and 5,022 shares were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively, in their capacity as managing members of CMG@Ventures II. In November 1998, Messrs. Wetherell and Hajducky received distributions of 35,010 shares and 2,262 shares, respectively, of their allocated shares of common stock of Amazon.com. All Amazon.com common stock amounts have been retroactively adjusted to reflect 3-for-1 and 2-for-1 stock splits effected by Amazon.com in January 1999 and September 1999, respectively.

  In September 1998, CMG@Ventures I allocated 1,911,678 shares of common stock of Lycos, Inc. ("Lycos") to the accounts of its profit members. Of these shares, 793,928 shares and 46,260 shares were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively. Also in September 1998, Messrs. Wetherell and Hajducky received distributions of 478,276 shares and 22,654 shares, respectively, of their allocated shares of common stock of Lycos. All Lycos common stock amounts have been retroactively adjusted to reflect a 2-for-1 stock split effected by Lycos in July 1999.

  In September 1998, Messrs. Wetherell and Hajducky received distributions of 3,349 shares and 147 shares, respectively, of common stock of Premiere Technologies, Inc. from CMG@Ventures I. Also in September 1998, Messrs. Wetherell and Hajducky received cash distributions of $5,310 and $206, respectively, from CMG@Ventures I.

  In March 1999, CMG@Ventures I allocated 8,010 shares of common stock of USWeb Corporation to the accounts of its profit members. Of these shares, 4,911 shares and 286 shares were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively, in their capacity as profit members of CMG@Ventures I. In July 1999, Messrs. Wetherell and Hajducky received distributions of 2,946 shares and 139 shares, respectively, of their allocated shares of common stock of USWeb Corporation.

  In May 1999, CMG@Ventures I and CMG@Ventures II converted their holdings of common stock of GeoCities into 5,595,706 and 341,423 shares of Yahoo! Inc. ("Yahoo!") common stock, respectively, pursuant to a merger wherein Yahoo! acquired GeoCities (the "GeoCities Merger"). In July 1999, CMG@Ventures I allocated 1,243,864 shares of common stock of Yahoo! received in the GeoCities Merger to the accounts of its profit members. Of these shares, 464,069 shares and 27,041 shares were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively, in their capacity as profit members of CMG@Ventures I. Also in July 1999, CMG@Ventures II allocated 275,131 shares of common stock of Yahoo! received in the GeoCities Merger to the accounts of its managing members. Of these shares, 25,688 shares and 1,657 shares were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively, in their capacity as managing members of CMG@Ventures II. In July 1999, Mr. Wetherell received distributions of 295,843 shares and 15,412 shares of his allocated shares of common stock of Yahoo! from CMG@Ventures I and II, respectively. Also in July 1999, Mr. Hajducky received distributions of 15,210 shares and 994 shares of his allocated shares of common stock of Yahoo! from CMG@Ventures I and II, respectively.

  Also in conjunction with the GeoCities Merger, CMG@Ventures I converted its options to purchase common stock of GeoCities into options to purchase common stock of Yahoo! at a purchase price per share of $1.308 (the "Yahoo! Options"). In July 1999, CMG@Ventures I allocated 152,280 of its Yahoo! Options received in the GeoCities Merger to the accounts of its profit members. Of these options, 56,814 Yahoo! Options and 3,310 Yahoo! Options were allocated to the accounts of Messrs. Wetherell and Hajducky, respectively, in their capacity as profit members of CMG@Ventures I. In October 1999, Messrs. Wetherell and Hajducky received distributions of 36,218 options and 1,861 options, respectively, of their allocated Yahoo! Options.

  During fiscal year 1999, Messrs. Wetherell and Hajducky received distributions totaling $105,083 and $6,123, respectively, of the amounts allocated to their accounts pursuant to the CMG@Ventures, Inc. Deferred Compensation Plan. Since August 1, 1999, Mr. Wetherell has received a distribution of $26,270 of the amount allocated to his account pursuant to the CMG@Ventures, Inc. Deferred Compensation Plan. These amounts had been allocated to the accounts of Messrs. Wetherell and Hajducky during fiscal year 1997 in their capacities as profit members of CMG@Ventures I.

  During fiscal year 1999, the Company formed the @Ventures III venture capital funds to invest in emerging Internet service and technology companies. Messrs. Wetherell and Hajducky each have indirect compensatory interests in the funds. The @Ventures III funds consist of three funds that generally invest together in each portfolio company according to stated percentages: (i) @Ventures III, L.P. (with total committed capital of approximately $168.0 million); (ii) @Ventures Foreign Fund III, L.P. (with total committed capital of approximately $50.5 million); and (iii) CMG@Ventures III, LLC (with total committed capital of approximately $56.0 million, all of which is from CMG@Ventures Capital Corp.). Each of the three funds is managed by @Ventures Partners III, LLC, which is entitled to approximately 20% of the cumulative net realized gains from the funds. Mr. Wetherell is a voting managing member of @Ventures Partners III, LLC, and Mr. Hajducky is a nonvoting managing member of @Ventures Partners III, LLC. Messrs. Wetherell and Hajducky are entitled to approximately 25.3% and 6.3%, respectively, of all amounts distributed by the funds to @Ventures Partners III, LLC. Messrs. Wetherell's and Hajducky's interests in @Ventures Partners III, LLC are subject to vesting over 20 calendar quarters commencing with the date of formation of @Ventures Partners III, LLC. The other members of @Ventures Partners III, LLC consist of (i) individuals who provide management services to the funds and (ii) CMG@Ventures Capital Corp., a direct wholly owned subsidiary of the Company, which has a 10% interest in all of the amounts distributed by @Ventures Partners III, LLC.

  @Ventures Investors, LLC is required to co-invest with the other @Ventures III funds. @Ventures Investors, LLC invests 2.0% of the aggregate amount to be invested by the three funds and @Ventures Investors, LLC in each portfolio company investment. Mr. Wetherell has an approximately 26.2% interest in @Ventures Investors, LLC, and Mr. Hajducky has an approximately 6.5% interest. Messrs. Wetherell's and Hajducky's future rights to participate in investments of @Ventures Investors, LLC are contingent upon their continued involvement with the @Ventures III funds, the Company, or any affiliates of either.

  @Ventures Management, LLC was formed in May 1998 to provide management services to investment funds, including: CMG @Ventures I, LLC; CMG @Ventures II, LLC; @Ventures III, L.P; @Ventures Foreign Fund III, L.P; and CMG @Ventures III, LLC. @Ventures Management, LLC receives annual management fees from each of @Ventures III, L.P., @Ventures Foreign Fund III, L.P. and CMG @Ventures III, LLC equal to approximately 2% of the capital committed to such fund. Mr. Wetherell is a voting member of @Ventures Management, LLC. Mr. Wetherell has an approximately 28% interest in the net income of @Ventures Management, LLC. Mr. Hajducky is a nonvoting member of @Ventures Management, LLC. Mr. Hajducky has an approximately 7% interest in the net income of @Ventures Management, LLC.

  On August 18, 1999, the Company consummated the transactions contemplated by the Purchase and Contribution Agreement dated as of June 29, 1999 by and among the Company, Compaq, Digital, AltaVista Company, a wholly owned subsidiary of Digital ("AltaVista"), and Zoom Newco Inc., a wholly owned subsidiary of the Company ("Newco") (as amended, the "Purchase and Contribution Agreement"). Pursuant to the Purchase and Contribution Agreement: (i) Compaq and Digital transferred to the Company all of the outstanding capital stock of Shopping.com, a California corporation, and 51.6% of the outstanding capital stock of Zip2Corp., a California corporation ("Zip2") (collectively, the "Digital Assets"), in exchange for promissory notes of the Company in the aggregate principal amount of $220 million, (ii) the Company contributed the Digital Assets, 18,994,975 shares of Common Stock of the Company and 18,090.45 shares of Series D Preferred Stock of the Company to Newco, and Newco issued 81,495,016 shares of Newco Common Stock to the Company, (iii) Compaq and Digital contributed certain assets and liabilities (including the remaining outstanding shares of Zip2) constituting the AltaVista division of Digital to Newco and sold certain assets and liabilities to Newco's indirect subsidiary Kasempa Limited, an Irish single member private company, in exchange for 18,994,975 shares of Common Stock of the Company, 18,090.45 shares of Series D Preferred Stock of the Company and 18,504,884 shares of Newco Common Stock and
(iv) Newco changed its corporate name to AltaVista Company ("AV").

  As a result of the transactions contemplated by the Purchase and Contribution Agreement, AV (formerly Newco) acquired the assets and liabilities constituting the AltaVista division of Digital, the Company was issued 81,495,116 shares (81.5%) of AV Common Stock and Digital was issued the remaining 18,504,884 shares (18.5%) of outstanding AV Common Stock.

  The promissory notes of the Company issued to Compaq and Digital are due on August 18, 2002. Interest on the notes, at a rate of 10.5% per annum, is due and payable semiannually on each February 18 and August 18 until the notes are paid in full. Any principal and interest on the notes is payable, at the option of the Company, in cash, marketable securities (as defined in the notes) or any combination thereof.

  At a Special Meeting of the Stockholders held on October 28, 1999, the stockholders of the Company voted to approve the conversion of the 18,090.45 shares of Series D Preferred Stock held by Compaq/Digital into

1,809,045 shares of Common Stock. As a result, Compaq/Digital held 20,804,020 shares of the Company's Common Stock immediately following the Special Meeting. Pursuant to the terms of the Purchase and Contribution Agreement, so long as Compaq owns at least 5% of the issued and outstanding stock of the Company, Compaq shall have the right to designate a member of the Board of Directors of the Company. Mr. Strecker currently serves on the Board as the designee of Compaq and is Senior Vice President, Technology and Corporate Development, and Chief Technology Officer of Compaq.

  In connection with the AltaVista acquisition, the Company and Compaq entered into a strategic business agreement pursuant to which each party agreed to promote and purchase, in some cases, the products or services of the other. These arrangements include (i) the payment of fees by the Company to Compaq for certain Internet traffic directed by Compaq to designated web sites of the Company or its subsidiaries, (ii) an agreement by the Company to spend a specified portion of its information technology budget on products or services offered by Compaq that meet the Company's requirements and (iii) an agreement between the Company and Compaq to provide one another its services and/or products on terms equal to its most favorable then-offered pricing terms.

Stock Performance Graph

  The graph below compares the cumulative total stockholder return of the Company's Common Stock from July 31, 1994 through July 31, 1999 with the cumulative total return of the Nasdaq Stock Market Index (U.S.) and the Nasdaq Computer and Data Processing Services Index during the same period. Management cautions that the stock price performance shown in the graph below should not be considered indicative of potential future stock performance.

   Comparison of Cumulative Total Return Among CMGI, Inc., the Nasdaq Stock
                              Market Index (U.S.)
          and the Nasdaq Computer and Data Processing Services Index

                             [GRAPH APPEARS HERE]

                                            Cumulative Total Return
                          -----------------------------------------------------------
                          July 1994 July 1995 July 1996 July 1997 July 1998 July 1999
                          --------- --------- --------- --------- --------- ---------
CMGI, Inc...............    $100      $452      $541      $713     $5,933    $32,113
Nasdaq Stock Market In-
 dex (U.S.).............     100       140       153       226        266        380
Nasdaq Computer and Data
 Processing Services
 Index..................     100       173       194       301        399        595

  The graph shown above assumes that $100 was invested in the Company's Common Stock and in each index on July 31, 1994. In addition, the total returns for the Company's Common Stock and the indexes used assume the reinvestment of all dividends. On July 31, 1997, the Company paid a dividend of one share of the common stock of Lycos for every 32 shares of the Company's Common Stock held. On July 31, 1997, the closing price for a share of the common stock of Lycos was $4.71875. The graph assumes that the Lycos common stock received as a dividend was sold on the date received and that the proceeds of such sale, as well as the proceeds for the fractional shares of Lycos, were used to purchase additional shares of the Company's Common Stock on July 31, 1997. Fractional shares of Lycos common stock were paid out on July 31, 1997 based upon the closing price of the Lycos common stock on June 5, 1997.

Employment Agreements and Severance and Change of Control Arrangements

  The Company is a party to an Employment Agreement, dated as of November 9, 1993, as amended, with David S. Wetherell, providing for the employment of Mr. Wetherell as President and Chief Executive Officer of the Company. The agreement provides for a term of employment through July 31, 2003 and a minimum annual base salary that is currently $530,000. The agreement also provides for annual incentive awards in amounts to be determined by the Compensation Committee, participation in all benefits made available to senior executives generally and salary continuation for the shorter of two years or the remaining term of the agreement in the event (i) Mr. Wetherell terminates his employment following a Change of Control of the Company (as defined), or
(ii) Mr. Wetherell's employment is terminated by the Company other than for Cause (as defined); except that the two-year limit shall not apply in either event if the Company has achieved certain specified performance goals. The minimum annual base salary may be increased from time to time at the discretion of the Compensation Committee; provided that it may not thereafter be reduced without Mr. Wetherell's consent except as part of a general reduction in executive salaries. The agreement contains non-competition covenants in favor of the Company through July 31, 2005.

  Pursuant to the employment agreement, on November 9, 1993, Mr. Wetherell was also granted a non-qualified stock option under the Company's 1986 Stock Option Plan to purchase 2,400,000 shares of common stock at an exercise price of $0.33 per share. The option becomes exercisable in ten annual installments of 240,000 shares each, beginning on November 1, 1994, and ending on November 1, 2003, but only if and to the extent that the Company meets certain performance goals as determined by the Compensation Committee. In any event, the option becomes exercisable (to the extent not previously exercisable) as to the first 1,200,000 shares on November 1, 1998, and as to the second 1,200,000 shares on November 1, 2003. In the event Mr. Wetherell terminates his employment following a Change of Control of the Company, a percentage of all remaining installments of his stock option would become exercisable, equal to the percentage of installments that had previously become exercisable. In the event Mr. Wetherell's employment is terminated by the Company other than for Cause, a percentage of up to three remaining installments of his stock option would become exercisable, equal to the percentage of installments that had previously become exercisable.

  Any compensation payable under the employment agreement to Mr. Wetherell contingent on a Change of Control of the Company which qualifies as a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended, shall be limited to the maximum amount that may be paid to him without any part of such compensation being deemed an excess parachute payment under the Code.

  The Limited Liability Company Agreement of CMG@Ventures I, LLC provides that, upon a change of control (as defined), each profit member, including Messrs. Wetherell and Hajducky, may elect, within two months of the date of the change of control, to have CMG@Ventures I, LLC repurchase all, and not less than all, of the interest in CMG@Ventures I, LLC held by each profit member at the fair market value of such interest as determined by an independent appraisal pursuant to a procedure set forth in the Limited Liability Company Agreement. A change of control is defined to mean, among other things, a change of control of the Company (i) which has not been approved by a majority of all of the members of the Board of Directors of the Company, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Company but which has not been approved by a majority in interest of the profit members of CMG@Ventures I, LLC and which is likely by its terms to have a material adverse effect upon the business and prospects of CMG@Ventures I, LLC and which change of control in either event is of a nature that would be required to be reported in response to Items 6(e) or 14(i), (iv) or (v) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), provided that, in the case of a change of control reportable under Item 6(e), such change of control involves the acquisition by any "person" (as such term in used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but expressly excluding Mr. Wetherell) of beneficial ownership, directly or indirectly, of securities or interests in the Company which represent more than 30% of the combined voting power of the Company's outstanding securities.

  The Operating Agreement of CMG@Ventures II, LLC provides that, upon a change of control (as defined), each managing member, including Messrs. Wetherell and Hajducky, may elect, within two months of the date of the change of control, to have CMG@Ventures II, LLC repurchase all, and not less than all, of the interest in CMG@Ventures II, LLC held by each managing member at the fair market value of such interest as determined by an independent appraisal pursuant to a procedure set forth in the Operating Agreement. A change of control is defined to mean, among other things, a change of control of the Company (i) which has not been approved by a majority of all of the members of the Board of Directors of the Company, or (ii) which has been approved by a majority of all the members of the Board of Directors of the Company but which has not been approved by a majority in interest of the members of CMG@Ventures II, LLC and which is likely by its terms to have a material adverse effect upon the business and prospects of CMG@Ventures II, LLC and which change of control in either event is of a nature that would be required to be reported in response to Items 6(e) or 14(i), (iv) or (v) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, in the case of a change of control reportable under Item 6(e), such change of control involves the acquisition by any "person" (as such term in used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act, but expressly excluding Mr. Wetherell) of beneficial ownership, directly or indirectly, of securities or interests in the Company which represent more than 30% of the combined voting power of the Company's outstanding securities.

  Richard F. Torre, President and Chief Executive Officer of SalesLink, is the holder of options to purchase an aggregate of 335,000 shares of the common stock, $.01 par value per share, of SalesLink at various exercise prices ranging from $1.20 to $3.15 per share. These options become immediately exercisable in full upon the acquisition by purchase, merger or otherwise, by any Person (as such term is defined in Section 13(d)(3) and 14(d)(2) of the Exchange Act, excluding any business entity controlling, controlled by, or under common control with the Company) of beneficial ownership, directly or indirectly, of securities of SalesLink representing 80% or more of the combined voting power of SalesLink's then outstanding securities.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission.

  Except as described below, and based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 1999, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individuals.

  Mr. Hajducky reported the exercise of options for 10,000 shares of Common Stock and subsequent sales of such shares on October 16, 1998 on a Form 4 filed November 12, 1998.

Annual Report on Form 10-K

  The Company's Annual Report on Form 10-K for the year ended July 31, 1999 is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company's Director of Investor Relations at CMGI, Inc., 100 Brickstone Square, Andover,
Massachusetts 01810.

Other Matters

  The Board does not know of any other matter which may come before the Meeting. If any other matters are properly presented to the Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote, or otherwise to act, in accordance with their best judgment on such matters.

  The Board hopes that stockholders will attend the Meeting. Whether or not you plan to attend, you are urged to sign, date and complete the enclosed proxy card and return it in the accompanying envelope. A prompt response will greatly facilitate arrangements for the Meeting, and your cooperation will be appreciated. Stockholders who attend the Meeting may vote their shares even though they have sent in their proxies.

Proposals of Stockholders for 2000 Annual Meeting

  Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 100 Brickstone Square, Andover, Massachusetts 01810, no later than July 22, 2000. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

  If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no later than July 22, 2000. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

                                          By Order of the Board of Directors,

                                                 /s/ David S. Wetherell
                                          David S. Wetherell, Secretary

Andover, Massachusetts
November 19, 1999

                                                                      APPENDIX I

                                  CMGI, INC.

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 17, 1999

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) David S. Wetherell, Andrew J. Hajducky III and William Williams II, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of CMGI, INC. (the "Company") to be held on Friday, December 17, 1999 at 9:30 a.m. at the Swissotel, One Avenue de Lafayette, Boston, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 2 THROUGH 5 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------
Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                     DO YOU HAVE ANY COMMENTS?

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------

----------------------------------            ----------------------------------


DETACH CARD                                                          DETACH CARD

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

-----------------------------------------------------------------------------
                                  CMGI, INC.
-----------------------------------------------------------------------------

Mark box at right if address change or comment has
been noted on the reverse side of this card.               [ ]

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2
THROUGH 5.

CONTROL NUMBER:
RECORD DATE SHARES:

Please be sure to sign and date this Proxy      Date
                                                     -----------------------

----------------------------                    ----------------------------
Stockholder sign here                           Co-owner sign here

-----------------------------------------------------------------------------
                               VOTE BY TELEPHONE
-----------------------------------------------------------------------------
It's fast, convenient and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:
-----------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and this Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For stockholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073. There is NO CHARGE for this call.

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the recorded instructions.
-----------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

1. To elect the following nominees for Class III Director to serve for the ensuing three years (except as marked below):

                                For All Nominees   Withhold    For All Except
    David S. Wetherell
                                       [ ]            [ ]           [ ]
    Robert J. Ranalli

    NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE IN THE LIST ABOVE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

2.  To approve the 1999 Stock Option Plan for Non-Employee Directors.

                  For [ ]         Against [ ]      Abstain [ ]

3. To approve the amendments to the 1995 Stock Option Plan for Non-Employee Directors.

                  For [ ]         Against [ ]      Abstain [ ]

4.  To approve the amendment to the 1986 Stock Option Plan.

                  For [ ]         Against [ ]      Abstain [ ]

5. To ratify the appointment of KPMG LLP as the Company's independent auditors for the current fiscal year.

                  For [ ]         Against [ ]      Abstain [ ]


    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

-----------------------------------------------------------------------------
                               VOTE BY INTERNET
-----------------------------------------------------------------------------
It's fast, convenient and your vote is immediately confirmed and posted.

Follow these four easy steps:
-----------------------------------------------------------------------------
1.  Read the accompanying Proxy Statement and this Proxy Card.

2.  Go to the Website  http://www.eproxyvote.com/cmgi.
                       ------------------------------

3.  Enter your Control Number located on your Proxy Card.

4.  Follow the instructions provided.
-----------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/cmgi anytime!

   DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                                                                     APPENDIX II

                                  CMGI, INC.

               1999 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

1.   Purpose.
     -------

     The purpose of this 1999 Stock Option Plan for Non-Employee Directors (the "Plan") of CMGI, Inc. (the "Company") is to encourage ownership in the Company by non-employee directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.   Administration.
     --------------

     The Board of Directors (the "Board") shall supervise and administer the Plan. All questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations, delegate any or all of its powers under the Plan to a committee appointed by the Board of Directors, and if a committee is so appointed, all references to the Board of Directors in the Plan shall mean and relate to such committee.

3.   Eligibility.
     -----------

     There shall be eligible to receive options under the Plan each director of the Company who: (i) is not an employee of the Company or any of its subsidiaries or affiliates, or (ii) unless otherwise determined by the Board, is not an affiliate (as such term is defined in Rule 144(a)(1) promulgated under the Securities Act of 1933), employee, representative, or designee of an institutional or corporate investor in the Company (an "Affiliated Director").

4.   Stock Subject to the Plan.
     -------------------------

     (a) A total of 1,000,000 shares of the Company's Common Stock, par value $.01 per share ("Common Stock") may be issued under the Plan, subject to adjustment as provided in Section 7.

     (b) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended.

5.   Terms, Conditions and Form of Options.
     -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     (a)  (i)    Initial Grants.  Each eligible director who is elected for
                 --------------
the first time to the Board of Directors of the Company after this Plan is adopted by the Board of Directors shall be granted, upon the date of such initial election, an option to acquire 48,000 shares of Common Stock under the Plan (the "Initial Option"), provided that if such initial election occurs prior
                             --------
to the approval of the Plan by the stockholders of the Company, such option may, at the discretion of the Board, be granted on the date of such approval. Each Affiliated Director who ceases to be an Affiliated Director and is not otherwise an employee of the Company or any of its subsidiaries or affiliates shall be granted, on the date such director ceases to be an Affiliated Director but remains as a member of the Board or Directors, an Initial Option to acquire 48,000 shares of Common Stock under the Plan.

          (ii)   Annual Grants.  On the first anniversary of the grant of the
                 -------------
Initial Option to an eligible director, and on each subsequent anniversary thereof, the Company shall grant to such eligible director an option to purchase 12,000 shares of Common Stock (an "Annual Option"), provided that such eligible
                                                    --------
director serves as a member of the Board on the applicable anniversary date. In addition, for any eligible director who has received an option under the 1995 Stock Option Plan for Non-Employee Directors (the "1995 Plan") upon his first becoming elected to the Board, the Company shall, on the second anniversary of the date on which the option was granted under the 1995 Plan, and on each subsequent anniversary date thereof, grant to such eligible director an
Annual Option, provided that such eligible director serves as a member of
               --------
the Board on the applicable anniversary date.

          (iii)  Additional Shares.  The Board may, in its discretion, increase
                 -----------------
to up to 100,000 the aggregate number of shares of Common Stock that may be subject to an Initial Option and/or Annual Options covering any vesting period of up to 48 months that may be granted to an eligible director after the date of such increase, provided that the maximum number of shares of Common Stock that may vest in any 48 month period shall not exceed 100,000.

     (b) Option Exercise Price.  The option exercise price per share for each
         ---------------------
option granted under the Plan shall equal (i) the closing price of the Common Stock on any national securities exchange on which the Common Stock is listed,
(ii) the closing price of the Common Stock on the Nasdaq National Market or
(iii) the average of the closing bid and asked prices of the Common Stock in the over-the-counter market, whichever is applicable, on the date of grant. If no sales of Common Stock were made on the date of grant, the price of the Common Stock shall be the reported price for the next preceding day on which sales were made.

     (c) Transferability of Options.  Except as the Board may otherwise provide
         --------------------------
in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (iii) to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew or other person sharing the director's household (other than a parent or employee) (a "Family Member"), or any trust in which Family Members have more than 50% of the beneficial interest, any foundation in which Family Members (or the optionee) control the management of assets, and any other entity in which Family Members (or the optionee) have more than a 50% aggregate voting interest. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees.

     (d) Time and Manner of Exercise.
         ---------------------------

         (i)    Vesting.
                -------

                (a) Each Initial Option granted under the Plan shall vest and become exercisable as to 1/48th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant, provided that
                                                                  --------
the optionee serves as a director on such monthly anniversary date.

                (b) Each Annual Option shall vest and become exercisable as to 1/12th of the number of shares originally subject to the option on each monthly anniversary date of the date of grant commencing on the 37th monthly anniversary date, provided that the optionee serves as a director on such
                  --------
monthly anniversary date.

         (ii)   Termination.  Except as otherwise provided in the applicable
                -----------
option agreement, each option shall expire on the date ten years after the date of grant of such option (the "Expiration Date"), provided that if the optionee ceases to serve as a director of the Company prior to such Expiration Date, each option shall remain exercisable thereafter and up to but not after the Expiration Date, but may be exercised only to the extent it was exercisable at the time of the optionee's cessation of service as a director.

         (iii)  Change in Control.  All outstanding options granted under the
                -----------------
Plan shall immediately become exercisable in full upon a Change in Control (as defined in Section 8).

         (iv)   Exercise Procedure.  An option may be exercised in whole or in
                ------------------
part, to the extent it is then exercisable, only by written notice to the Company at its principal office accompanied by (i) payment in cash or by check of the full exercise price for the shares as to which it is exercised, (ii) delivery of outstanding shares of Common Stock (which have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, (iii) an irrevocable undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (iv) payment by such other means as may be approved by the Board, or (v) any combination of the foregoing.

         (v)    Exercise by Representative Following Death of Director.  An
                ------------------------------------------------------
optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

         (vi)   Withholding Taxes. An optionee shall pay to the Company, or make
                -----------------
provisions satisfactory to the Company for payment of, any taxes required by law to be withheld upon any exercise of an option granted under the Plan, no later than the date of the event creating such tax liability. In the Board's discretion, such tax obligation may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of the option, valued at the then fair market value.

6.   Limitation of Rights.
     --------------------

     (a) No Right to Continue as a Director.  Neither the Plan, nor the granting
         ----------------------------------
of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

     (b) No Stockholders' Rights for Options.  An optionee shall have no rights
         -----------------------------------
as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

     (c) Compliance with Securities Laws.  Each option shall be subject to the
         -------------------------------
requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

7.   Adjustment Provisions for Mergers, Recapitalizations and Related
     ----------------------------------------------------------------
     Transactions.
     ------------

     If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (v) the maximum number and kind of shares reserved for issuance under the Plan, (w) the number and kind of shares subject to future grants of Initial Options and Annual Options, (x) the share limitations set forth in
Section 5(a)(iii) hereof, (y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.   Change in Control.
     -----------------

     For purposes hereof, "Change in Control" means an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

     (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a majority or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the
              --------
following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any Business Combination (as defined below) excepted from subsection (c) of this Section 8 by the proviso set forth therein; or

     (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of adoption of this Plan or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii)
          --------  -------
any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

     (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), provided, that no such Business Combination shall
                         --------
constitute a Change in Control if, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least a majority of the then outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively; or

     (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

9.   Termination and Amendment of the Plan.
     -------------------------------------

     The Board of Directors may suspend or terminate the Plan or amend it in any respect whatsoever. In addition, the Board may, in its discretion, accelerate the vesting of any option or options granted under the Plan. Without limiting the foregoing, if the Financial Accounting Standards Board implements changes to the manner on which companies are required to account for grants of options to directors and the Board determines that grants of fully vested options to directors would have desirable accounting benefits to the Company, this Plan shall be amended to provide that, from and after such amendment: (i) the Initial Option shall cover 25,666 shares, (ii) Annual Options shall cover 6,666 shares, (iii) all such options shall be fully vested upon grant and (iv) all such options shall have a five-year term and shall remain exercisable during the entire five-year term of the options.

                              Adopted by the Board of Directors on
                              October 20, 1999

                              Approved by the Stockholders on
                              _____________ ___, 1999

                                                                    APPENDIX III

                        CMG INFORMATION SERVICES, INC.

               1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

                   Adopted by the Directors on May 31, 1995
                   ----------------------------------------

               Approved by the Stockholders on December 6, 1995
               ------------------------------------------------

1.   Purpose
     -------

     The purpose of the CMG Information 1995 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable Directors of CMG Information Services, Inc. (the "Corporation") for the benefit of the Corporation and its stockholders and to provide additional incentives for such Directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock.

2.   Shares Subject to the Plan
     --------------------------

     The total number of shares of Common Stock, par value $.01 per share ("Shares"), of the Corporation which may be issued pursuant to options granted under the Plan shall not exceed 141,000 in the aggregate, subject to adjustment in accordance with Section 10 hereof. Shares for which options have been granted pursuant to the Plan, but which options have lapsed or otherwise terminated or been canceled to any extent prior to full exercise, shall become available for additional options granted under the Plan. One Hundred Forty-one Thousand (141,000) Shares are hereby reserved for issuance upon the exercise of options granted under the Plan.


3.   Administration of Plan
     ----------------------

     The Plan shall be administered by the Board of Directors. A majority of the Directors acting upon a particular matter shall have no direct personal interest in the option or matter with which they are concerned. The Board of Directors shall appoint a person (the "Plan Administrator") to keep records of all elections of Directors and the grant, vesting and exercise of all options, and the sale or other disposition of all Shares acquired pursuant to such exercise.

  The Board of Directors shall have no authority, discretion or power (i) to select the participants who will receive options (except to the extent that the Board initially elects a Director to the Board), or (ii) to set the number of Shares to be covered by each option, or (iii) to set the exercise price or the vesting schedule or the period within which options may be exercised, or (iv) to alter any other terms or conditions specified herein, except in the sense of administering the Plan subject to the express provisions of the Plan and except in accordance with Section 15. Subject to the foregoing limitations, the Board of Directors may (i) construe the respective stock option grants and the Plan and make all other determinations necessary or advisable for administering the Plan, (ii) correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any stock option grant in the manner and to the extent that the Board shall deem expedient to carry it into effect, and (iii) constitute and appoint a person or persons selected by them to execute and deliver in the name and on behalf of the Corporation all such grants, agreements, instruments and other documents. It is the intent of this Plan that it operate in all events subject to approval of the Plan by the stockholders of the Corporation and that the granting and vesting of such options be automatic in accordance with the terms of this Plan for each non-employee Director, subject to the authority, discretion or power of the stockholders to fail to elect an optionee to the Board of Directors of the Corporation, or to remove an optionee from the Board of Directors of the Corporation, or to amend or terminate this Plan.

4.   Eligibility; Grant of Options
     -----------------------------

     A.   Directors Serving Continuously for at Least Five Years on the Date of
          ---------------------------------------------------------------------
          Adoption of the Plan by the Board of Directors
          ----------------------------------------------

     Each Director of the Corporation who (i) is a Director of the Corporation when the Plan is first adopted by the Board of Directors; (ii) has completed at least five years of continuous service on the Board of Directors; (iii) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates; and (iv) is not an affiliate, as such term is defined under Rule 144(a)(1) as promulgated under the Securities Act of 1933 as now in force or hereafter amended, of an institutional investor which owns shares of Common Stock of the Corporation (an "Affiliated Director"), shall be granted an option on the date the Plan is adopted by the Board of Directors to acquire 23,500 Shares under the Plan, contingent upon approval of the Plan by the stockholders at the 1995 Annual Meeting of Stockholders.

B.   Directors First Elected After the Date of Adoption of the Plan by the Board
     ---------------------------------------------------------------------------
     of Directors or After Stockholder Approval
     ------------------------------------------

     Each director of the Corporation who (i) is elected a Director of the Corporation for the first time either by the Board of Directors or by the stockholders, after the Plan is first adopted by the Board of Directors or approved by the stockholders; (ii) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates, and (iii) is not an Affiliated Director, shall be granted an option on the date of such initial election to the Board of Directors, to acquire 23,500 Shares under the Plan, contingent upon approval of the Plan by the stockholders at the 1995 Annual Meeting of Stockholders.

C.   Affiliated Directors Who Cease to be Affiliated Directors
     ---------------------------------------------------------

     Each Director of the Corporation who (i) is not otherwise an employee of the Corporation or any of its subsidiaries or affiliates; and (ii) is an Affiliated Director who ceases to be an Affiliated Director, shall be granted an option on the date such Director ceases to be an Affiliated Director, to acquire 23,500 shares under the Plan.

5.   Option Grant
     ------------

     Each option granted under the Plan shall be a Non-Qualified Stock Option and shall be evidenced by a Grant of Option duly executed on behalf of the Corporation which options may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan.

6.   Option Exercise Price
     ---------------------

     The option exercise price for an option granted under the Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. Fair market value shall be the last reported sales price per share of the Corporation's Common Stock on the date the option is granted as reported in the over-the-counter market or, if not so quoted, on the principal national securities exchange on which the Common Stock is then listed. The option exercise price shall be subject to adjustment in accordance with Section 10 hereof.

7.   Time and Manner of Exercise of Options
     --------------------------------------

     Options granted under the Plan shall become exercisable in five cumulative 20% installments of 4,700 Shares each, the first installment becoming exercisable immediately after the first Annual Meeting of Stockholders (i) following the date of grant or (ii) commensurate with the date of grant if the optionee first becomes a Director by vote of the stockholders at an Annual Meeting of Stockholders (assuming in all instances approval of the Plan by the stockholders), and each further 20% installment of 4,700 Shares each becoming exercisable one at a time immediately after each Annual Meeting of Stockholders thereafter, provided such optionee continues in office as a Director at such time, and provided, however, that no option shall be exercisable after ten years from the date on which it was granted. Options granted hereunder and Common Stock issuable upon the exercise of options may not be disposed of within six months following the later of the date of grant or date of approval of the Plan by the stockholders.

     To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares. Payment shall be in whole or in part (i) by shares of Common Stock of the Corporation already owned for a period of at least six months by the person exercising the option, valued at fair market value as defined above on the business day immediately prior to the date of exercise, or (ii) by check, or both.

8.   Term of Options
     ---------------

     Each option shall expire ten years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

     In the event that an optionee ceases to be a Director of the Corporation for any reason whatsoever, the option granted to such optionee may be exercised by him (but only to the extent that under Section 7 the right to exercise the option has accrued and is in effect on the date he ceases to be a Director), at any time prior to the date six months (12 months if the optionee dies while a Director), after the date such optionee ceases to be a Director of the Corporation, or prior to the date on which the option expires, whichever is earlier.

9.   Options Not Transferable
     ------------------------

     Except to the extent otherwise set forth in the applicable option agreement evidencing the option, the right of an optionee to exercise an option granted to him under the Plan and any interest therein or in the Shares received upon exercise shall not be assignable or transferable by such optionee in any respect otherwise than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall become null and void and shall be without further force or effect upon the bankruptcy of the optionee, or upon any attempted assignment or transfer of such option or any interest therein (except as provided in the preceding sentence), including, without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable with respect to such option or any interest therein.

10.  Adjustments Upon Changes in Capitalization
     ------------------------------------------

     In the event that the outstanding shares of the Common Stock of the Corporation are changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

11.  Restrictions on Issuance of Shares
     ----------------------------------

     The Corporation may delay the issuance of Shares covered by the exercise of any option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

         (i) the Shares with respect to which an option has been exercised are at the time of the issuance of such Shares effectively registered under applicable federal and state securities laws now in force or hereafter amended; or

         (ii) counsel for the Corporation shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration under applicable federal and state securities laws now in force or hereafter amended.

     The Corporation shall use its best efforts to bring about compliance with the above conditions within a reasonable time following exercise, except that the Corporation shall be under no obligation to cause a registration statement or a post effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issuance of Shares in respect of which any option may be exercised.

12.  Purchase for Investment:  Rights of Holder on Subsequent Registration
     ---------------------------------------------------------------------

     Unless the Shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 as now in force or hereafter amended, the Corporation shall be under no obligation to issue any Shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Corporation which is satisfactory in form and scope to counsel to the Corporation and upon which, in the opinion of such counsel, the Corporation may reasonably rely, that he is acquiring the Shares issued to him pursuant to such exercise of the option for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any such Shares, and that he will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, as amended, or any other applicable law, and that if Shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued.

13.  Effective Date
     --------------

     This Plan was effective on May 31, 1995.

14.  Expenses of the Plan
     --------------------

     All costs and expenses of the adoption and administration of the Plan shall be borne by the Corporation, and none of such expenses shall be charged to any optionee.

15.  Termination and Amendment of Plan
     ---------------------------------

     Unless sooner terminated as herein provided, or extended with the approval of the stockholders of the Corporation, the Plan shall terminate on May 31, 2005, except as to options granted prior to that date. The Board of Directors may at any time terminate the Plan or make such modifications or amendments thereto as it deems advisable; provided, however, that except as provided in
Section 10 the Board of Directors may not, without the approval of the stockholders of the Corporation, (i) increase materially the benefits accruing to participants hereunder, (ii) increase the maximum aggregate number of shares for which options may be granted under the Plan or the number of shares for which an option may be granted to any optionee, (iii) modify the provisions of
Section 4 regarding eligibility, (iv) extend the expiration date of the Plan, or
(v) modify the provisions of Section 6 regarding the exercise price.
Termination of any modification or amendment of the Plan shall not, without the consent of an optionee, materially adversely affect his rights under an option previously granted to him.

                                  CMGI, INC.

                   AMENDMENT NO. 1 TO 1995 STOCK OPTION PLAN
                          FOR NON-EMPLOYEE DIRECTORS
              --------------------------------------------------

     The 1995 Stock Option Plan for Non-Employee Directors (the "Plan") of CMGI, Inc., a Delaware corporation (the "Corporation"), is hereby amended as follows:

     1. Notwithstanding anything to the contrary in the Plan, all options previously granted under the Plan shall become exercisable in 60 equal monthly installments commencing on the first monthly anniversary of the date on which such option was granted under the terms of the Plan.

     2. Upon a Change in Control (as defined below), all options granted under the Plan shall immediately become exercisable in full. The Board of Directors of the Corporation shall have the right, in its discretion, to accelerate the exercisability of any option or options granted under the Plan.

     3.  Section 9 of the Plan is hereby amended in its entirety as follows:

         "Except as the Board may otherwise provide in an option granted under the Plan, any option granted under the Plan to an optionee shall not be transferable by the optionee other than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, or (iii) to any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew or other person sharing the director's household (other than a parent or employee) (a "Family Member"), or any trust in which Family Members have more than 50% of the beneficial interest, any foundation in which Family Members (or the optionee) control the management of assets, and any other entity in which Family Members (or the optionee) have more than a 50% aggregate voting interest. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees."

     4. Section 7 of the Plan is hereby amended by deleting the second paragraph thereof and substituting the following therefor:

          "To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Corporation, stating the number of shares with respect to which the options are being exercised, accompanied by payment in full for such shares. Payment shall be made in whole or in part (i) by shares of Common Stock of the Corporation already owned for a period of at least six months by the person exercising the option, valued at fair market value as defined above on the business day immediately prior to the date of exercise, (ii) by check, (iii) by an irrevocable undertaking by a creditworthy broker to deliver promptly to the Corporation sufficient funds to pay the exercise price or delivery of irrevocable instructions to a creditworthy broker to deliver promptly to the Corporation cash or a check sufficient to pay the exercise price, or (iv) by any combination of the foregoing."

     5. For purposes of the Plan, a "Change in Control" shall mean an event or occurrence set forth in any one or more of subsections (a) through (d) below (including an event or occurrence that constitutes a Change in Control under one of such subsections but is specifically exempted from another such subsection):

          (a) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership of any capital stock of the Corporation if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a majority or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or
(ii) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for
                                              --------
purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Corporation (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Corporation, unless the Person exercising, converting or exchanging such security acquired such security directly from the Corporation or an underwriter or agent of the Corporation), (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (iv) any Business Combination (as defined below) excepted from subsection (c) below by the proviso set forth therein; or

          (b) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Corporation), where the term "Continuing Director" means at any date a member of the Board (i) who was a member of the Board on the date of adoption of this Plan or (ii) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (ii)
          --------  -------
any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

          (c) the consummation of a merger, consolidation, reorganization, recapitalization or statutory share exchange involving the Corporation or a sale or other disposition of all or substantially all of the assets of the Corporation (a "Business Combination"), provided, that no such Business
                                        --------
Combination shall constitute a Change in Control if, immediately following such Business Combination, all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, at least a majority of the then outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Corporation or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, respectively; or

          (d) approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                              Approved by the Board of Directors on
                              October 20, 1999

                              Approved by the Stockholders on
                              _____________ ___, 1999

                                                                     APPENDIX IV

                                  CMGI, INC.
                            1986 STOCK OPTION PLAN

                     AS AMENDED BY THE BOARD OF DIRECTORS
                               ON MARCH 12, 1999
             AND APPROVED BY THE STOCKHOLDERS AT A SPECIAL MEETING
                                ON MAY 13, 1999

Article 1 - Purpose
-------------------

     This 1986 Stock Option Plan (the "Plan") is intended to provide incentives to individuals that CMGI, Inc. (the "Company") believes may play a significant role in the future success of the Company and its present and future subsidiaries (as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) by providing them with opportunities to purchase stock in the Company pursuant to the exercise of options. The Company intends certain options granted under the Plan which are designated as incentive stock options to be "incentive stock options" complying with, and subject to, the terms and conditions of Section 422 of the Code; and with respect to those incentive stock options this Plan shall be interpreted in accordance with that section of the Code, as amended, and the rules and regulations promulgated from time to time thereunder. Stock options granted hereunder which do not comply with Section 422 of the Code or are otherwise intended to be non-qualified stock options shall be designated as non-qualified stock options.

Article 2 - Administration of the Plan
--------------------------------------

     The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company. The Committee shall consist solely of two or more members of the Board who are "Outside Directors" as defined in the Code. The Board may remove members from the Committee at any time with or without cause, or may add members to the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board. Acts by a majority of the Committee at a meeting, or acts approved in writing by all the members of the Committee, shall be the valid acts of the Committee. Subject to the terms of the Plan, and subject to such overall policies with respect thereto as may be established from time to time by the Board, the Committee shall have authority to determine the time or times at which options shall be granted, the persons to whom options shall be granted, the number of shares covered by each option, the price per share specified in each option, the time or times when each option or portions or installments of each option shall become exercisable and the duration of the exercise period or periods thereof, the conditions for the exercise of each option or portions or installments of each option or for acceleration of the exercise date or dates of each option or portions or installments thereof, or for the cancellation or termination of each option or portions or installments thereof, and all other terms and provisions of each option and each instrument by which each option shall be evidenced.

     All determinations and interpretations made by the Committee with respect to the Plan and each option granted thereunder shall be binding and conclusive on all interested parties unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may determine in its sole discretion. No member of the Board or the Committee shall be liable with respect to any action or determination made in good faith regarding the Plan or any option granted under it.

Article 3 - Eligible Persons
----------------------------

     Options be granted to any individual that the Company deems appropriate subject to the restriction that incentive stock options may only be granted to employees. The granting of any option to a person shall neither entitle such person to, nor disqualify him from, participation in any other grant of options pursuant to this Plan or any other plan. Directors who are not employees of the Company or its subsidiaries shall not be eligible to receive options under this Plan.

Article 4 - Stock
-----------------

     The stock subject to the options granted hereunder shall be shares of the Company's authorized but unissued shares of Common Stock, par value $0.01 per share, or shares of Common Stock reacquired by the Company including shares purchased in the open market ("Common Stock"). The maximum number of shares which are hereby reserved for issuance and may be issued pursuant to this Plan is 14,000,000, as adjusted through January 11, 1999, less such number of shares as may from time to time be issued pursuant to the CMGI, Inc. 1995 Employee Stock Purchase Plan, subject to adjustment as provided in Article 13. In the event any option granted under the Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto, to the extent the option ceases to be exercisable, shall again be available under the Plan.

Article 5 - Grant of Options
----------------------------

     Options may be granted to eligible persons in such number and at such times during the term of the Plan as the Committee shall determine.

     The maximum number of shares of Common Stock subject to options that may be granted to any eligible person in the aggregate in any calendar year shall not exceed 200,000 shares, subject to adjustment as provided in Article 13.

Article 6 - Minimum Price of Options
------------------------------------

     The price per share specified in each option granted under the Plan shall in no event be less than 100% (110% in the case of an incentive stock option granted to a 10% shareholder as defined in Section 422(b)(6) and related sections of the Code) of the fair market value per share of Common Stock on the date the option is granted. Fair market value shall be determined by the Committee in good faith in accordance with applicable regulations under the Code. If there is a public market for the Common Stock of the Company, fair market value shall be the last closing price before or on the valuation date, or the mean between the highest and lowest quoted selling prices in the market before or on the valuation date, or an average of such prices, all as the Committee in its sole discretion shall determine.

Article 7 - Duration of Options
-------------------------------

     Subject to earlier termination as provided in Articles 9 and 10, each option shall expire on the date specified by the Committee, but in the case of incentive stock options such expiration date shall be not more than ten years (five years in the case of an incentive stock option granted to a 10% shareholder as defined in Section 422(b)(6) and related sections of the Code) from its date of grant. The Committee may extend the term of any previously granted option provided that if such option is an incentive stock option it must expire not more than ten or five years from its original date of grant as provided above.

Article 8 - Exercise of Options
-------------------------------

     Subject to the provisions of Articles 9 through 12, each option granted under the Plan shall be exercisable as follows:

     A. The option shall either be fully exercisable at the time of grant or shall become exercisable in such installments or portions and at such time or times or upon the happening of such conditions as the Committee may determine. The installments or portions may be cumulative or noncumulative as the Committee may determine.

     B. Once all or any installment or portion of any option becomes exercisable it shall remain exercisable until cancellation thereof or until expiration or termination of the option, unless otherwise specified by the Committee.

     C. Each option may be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it is then exercisable.

     D. The date of exercise of any option or any portion or installment of any option may be accelerated by fulfillment of such conditions as the Committee may determine. Furthermore, the Committee shall have the right to accelerate the date of exercise of any option or any portion or installment thereof for any reason.

     E. The aggregate fair market value (determined at the time the option is granted) of the Common Stock with respect to which incentive stock options granted after December 31, 1986, are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the company and its parent and subsidiary corporations) shall not exceed $100,000.

Article 9 - Termination of Relationship
---------------------------------------

     If an optionee's employment with the Company or any subsidiary is terminated for any reason other than death, disability (within the meaning of Section 22(e)(3) of the Code), or termination for cause, his options may be exercised to the extent they were exercisable on the date of such termination, but no further installments or portions of such options will become exercisable (unless otherwise determined by the Committee) and each such option shall terminate on the date one month following the date of such termination (but not later than its specified expiration date). The aforesaid one month period may be extended by the Committee in its sole discretion up to the expiration date of each such option in the case of non-qualified stock options. If an optionee's employment with the Company or any subsidiary is terminated for cause (as defined by the Committee in its sole discretion), all his options shall terminate immediately and be of no further force or effect. Whether authorized leaves of absence or absence on military or governmental service may constitute termination for purposes of the Plan shall be conclusively determined by the Committee. Nothing in the Plan or in any option granted hereunder shall be deemed to give any optionee the right to continue his employment with the Company or any of its subsidiaries or shall be deemed to interfere in any way with the right of the Company to terminate any optionee's employment at any time and for any reason. Options granted under the Plan shall not be affected by any change of employment among the Company and its subsidiaries so long as the optionee continues to be an employee of the Company or one of its subsidiaries.

Article 10 - Disability; Death
------------------------------

     If an optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code), his options may be exercised to the extent they were exercisable on the date he ceased to have an employment relationship with the Company or any subsidiary, but no further installments or portions of such options will become exercisable (unless otherwise determined by the Committee) and each such option shall terminate on the date one month following the date of such cessation (but not later than its specified expiration date). The aforesaid one month period may be extended by the Committee in its sole discretion up to an additional eleven months in the case of incentive stock options and up to the expiration date of each such option in the case of non-qualified stock options.

     IF AN OPTIONEE DIES WHILE HE HAS AN EMPLOYMENT RELATIONSHIP WITH THE COMPANY OR DURING THE ONE MONTH (OR EXTENDED) PERIODS REFERRED TO IN ARTICLE 9 OR REFERRED TO ABOVE IN THIS ARTICLE 10, HIS OPTIONS MAY BE EXERCISED TO THE EXTENT THEY WERE EXERCISABLE ON THE DATE OF HIS DEATH, BY HIS ESTATE, OR DULY APPOINTED REPRESENTATIVE, OR BENEFICIARY WHO ACQUIRES THE OPTIONS BY WILL OR BY THE LAWS OF DESCENT AND DISTRIBUTION, BUT NO FURTHER INSTALLMENTS OR PORTIONS OF SUCH OPTIONS WILL BECOME EXERCISABLE AND EACH SUCH OPTION SHALL TERMINATE ON THE DATE ONE YEAR FOLLOWING THE DATE OF THE OPTIONEE'S DEATH (BUT NOT LATER THAN ITS SPECIFIED EXPIRATION DATE).

Article 11 - Assignability
--------------------------

     Except to the extent otherwise set forth in the applicable option agreement or other instrument evidencing the option, no option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each option shall be exercisable only by him.

Article 12 - Terms and Conditions of Options
--------------------------------------------

     Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in Article 6 through 11 and may contain such other provisions not inconsistent with the Plan, including restrictions on transfer, stock repurchase restrictions, forfeiture restrictions, cancellation restrictions and other restrictions applicable to shares of Common Stock issuable upon exercise of options granted under the Plan, as the Committee deems advisable provided such provisions would not cause any incentive stock option to fail to qualify as an incentive stock option under
Section 422 of the Code. Common Stock issuable upon the exercise of options granted to persons subject to Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") may not be disposed of within six months following date of grant of such options. Options granted to persons subject to Section 16 of the 1934 Act may contain additional restrictions necessary to comply with Rule 16b-3 promulgated pursuant to the 1934 Act. The Company shall not be obligated to deliver any shares unless and until, in the opinion of the Company's counsel, all applicable Federal and state laws and regulations have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed, or authorized to be added to the list upon official notice of issuance, upon such exchange, nor unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the optionee such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933. The Company shall use its best efforts to effect any such compliance and listing, and the optionee shall take any action reasonably requested by the Company in this regard.

     Options may be granted hereunder (the "CMG Options") in tandem with options granted under a subsidiary's stock option plan (the "Subsidiary Options") with the condition that to the extent that a tandem Subsidiary Option is exercised the corresponding tandem CMG Option (or corresponding installment or portion thereof) shall be automatically cancelled and to the extent that a tandem CMG Option is exercised the corresponding tandem Subsidiary Option (or corresponding installment or portion thereof) shall be automatically cancelled.

Article 13 - Adjustments
------------------------

     Upon the happening of the following described events, an optionee's rights under options granted hereunder shall be adjusted as hereinafter provided:

     A. In the event shares of Common Stock of the Company shall be subdivided or combined into a greater or smaller number of shares or if, upon a merger, consolidation, reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, the shares of the Company's Common Stock shall be exchanged for other securities of the Company or of another corporation, each optionee shall be entitled, subject to the conditions herein stated and to the terms and conditions of each individual option, to purchase such number of shares of Common Stock or amount of other securities of the Company or such other corporation as were exchangeable for the number of shares of Common Stock of the Company which such optionee would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination, or exchange; and

     B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each optionee upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which he is exercising his option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or stock dividends were declared or paid, and such amount of cash in lieu of fractional shares, as he would have received if he had been the holder of the shares as to which he is exercising his option at all times between the date of the granting of such option and the date of its exercise.

     Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are reserved for issuance pursuant to the Plan or are subject to options which have heretofore been or may hereafter be granted under the Plan shall also be appropriately adjusted to reflect the events specified in paragraphs A and B above.

     The Committee shall determine the adjustments to be made under this Article 13, and its determination shall be conclusive and binding on all interested parties.

Article 14 - Exercise of Options
--------------------------------

     An option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, identifying the option being exercised, specifying the number of shares as to which such option is being exercised and accompanied by full payment of the purchase price therefor either (1) in United States Dollars, in cash or by certified or bank check, or (2) with the approval of the Committee (which it may grant or withhold in its sole discretion), in shares of Common Stock of the Company owned by the optionee having a fair market value (as defined in Article 6 and determined on the business day immediately preceding the day on which the option is exercised) equal to, or a fraction of a shares less than, such purchase price (together with cash or certified or bank check equal in value to such fraction of a share), or (3) in a combination of such Common Stock (with the approval of the Committee) and cash or check. Unless the Committee otherwise determines the holder of an option shall have no rights of a shareholder with respect to the shares covered by his option until the date of issuance of a stock certificate to him for such shares. Unless the Committee otherwise determines no adjustment will be made for cash dividends or similar rights for which the record date occurs after the exercise of the option but prior to the date such stock certificate is issued. In no case may a fraction of a share be purchased or issued under the Plan.

Article 15 - Termination and Amendments to Plan
-----------------------------------------------

     The Plan was adopted by the Board on May 2, 1986; and became effective on that date subject to approval by the holders of a majority of the outstanding shares of voting stock of the Company, which occurred on May 12, 1986. The Plan as originally adopted expired on May 1, 1996 (except as to options outstanding on that date). The Plan was extended to December 6, 2004, by the Board of Directors of the Company on July 29, 1994, subject to approval by the stockholders at the Annual Meeting of Stockholders of the Company to be held on December 6, 1994. Subject to such approval, the Plan shall expire on December 6, 2004 (except as to options outstanding on that date). Options may be granted under the Plan prior to the date of shareholder approval of the Plan (or approval of the extension of the Plan), but such options shall be granted subject to such approval. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the shareholders (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to Article 13); (b) the provisions of
Article 3, regarding eligibility, may not be modified; (c) the provisions of
Article 6, regarding the exercise price at which shares may be offered pursuant to options, may not be modified (except by adjustment pursuant to Article 13);
(d) the expiration date of the Plan may not be extended; and (e) the benefits accruing to participants under the Plan may not be materially increased. No action of the Board or shareholders, however, may, without the consent of an optionee, substantially impair his rights under any option previously granted to him; and no amendment may cause any incentive stock options previously granted or to be granted under the Plan to cease to qualify as incentive stock options in accordance with the terms and conditions of the Plan.

Article 16 - Governmental Regulation
------------------------------------

     The Plan and the grant and exercise of options thereunder, and the Company's obligation to sell and deliver shares of the Company's Common Stock under such options, shall be subject to all applicable laws (including tax laws), rules and regulations.

Article 17 - Withholding Taxes
------------------------------

     At any time when an optionee is required to pay to the Company an amount to be withheld under applicable income tax laws upon the exercise of a non-qualified stock option, the optionee may satisfy this obligation (to the extent of the minimum amount required to be withheld) in whole or in part by electing (the "Election") to have the Company withhold from the distribution of shares of Common Stock, a number of shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the fair market value of the Common Stock on the Tax Date. Any fractional share amount left over after satisfying the withholding requirement must be paid to the optionee in cash. "Tax Date" means the date on which the amount of tax to be withheld with respect to the exercise of the non-qualified stock option is determined.

     Each such election must be made prior to the Tax Date. The Committee may disapprove the Election, may suspend or terminate the right to make an Election, or may provide with respect to any non-qualified option that right to make an Election shall not apply to such option. An Election is irrevocable.

                                   CMGI, INC.

                      AMENDMENT TO 1986 STOCK OPTION PLAN
                      -----------------------------------

     The 1986 Stock Option Plan, as amended (the "Plan") of CMGI, Inc., a Delaware corporation (the "Corporation"), is hereby amended as follows:

     Article 6 of the Plan is hereby amended to include the addition of the following provision as the new last sentence of Article 6:

     "In connection with any acquisition by the Company, or any subsidiary thereof, of any other entity or the property or stock of any entity, the Board may grant options under the Plan in substitution for stock and stock-based awards issued by such entity. Notwithstanding anything to the contrary in this Plan, such substituted awards shall be granted on such terms and conditions as the Board considers appropriate under the circumstances in order to preserve the value of the substituted stock and stock-based awards."

                              Approved by the Board of Directors on
                              August 9, 1999

                              Approved by the Stockholders on
                              _____________ ___, 1999